Exhibit 99.1
INVESTOR FINANCIAL SUPPLEMENT
JUNE 30, 2008

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Kimberly Johnson
Senior Vice President
Investor Relations
Phone (860) 547-6781
Rick Costello
Vice President
Investor Relations
Phone (860) 547-8480
JR (John) Reilly
Assistant Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of July 18, 2008

Standard &
	A.M. Best	Fitch	Poor’s	Moody’s

Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life and Accident Insurance Company	A+	AA	AA-	Aa3
Hartford Life and Annuity Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance KK (Japan)	—	—	AA-	—
Hartford Life Limited (Ireland)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a	A	A	A2
Commercial paper	AMB-1	F1	A-1	P-1
Junior subordinated debentures	bbb+	A-	BBB+	A3

Hartford Life, Inc.:
Senior debt	a	A	A	A2

Hartford Life Insurance Company:
Short term rating	—	—	A-1+	P-1
Consumer notes	a+	AA-	AA-	A1
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310-1900
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii, iii

CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	Three Months Ended June 30, 2008 and 2007	C-3
	Six Months Ended June 30, 2008 and 2007	C-4
Consolidating Balance Sheets
	As of June 30, 2008 and December 31, 2007	C-5
	Capital Structure	C-6
	Accumulated Other Comprehensive Income (Loss)	C-7
	Computation of Basic and Diluted Earnings Per Share	C-8
Analysis of Net Realized Capital Gains and Losses
	Three Months Ended June 30, 2008 and 2007 After Tax and DAC	C-9
	Six Months Ended June 30, 2008 and 2007 After Tax and DAC	C-10
	Computation of Return-on-Equity Measures	C-11

LIFE	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
	Supplemental Data - Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
	As of March 31, 2008	L-7
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
	Individual Annuity	L-9
	Other	L-10
Supplemental Data
	Deposits	L-11
	Assets Under Management	L-12
	Individual Annuity - Account Value Rollforward	L-13
	Other Retail - Asset Rollforward	L-14
Individual Life
	Income Statements	L-15
	Supplemental Data	L-16
	Account Value Rollforward	L-17
Retirement Plans
	Income Statements	L-18
Supplemental Data
	Deposits	L-19
	Assets Under Management and Administration	L-20
	Account Value and Asset Rollforward	L-21
Group Benefits
	Income Statements	L-22
	Supplemental Data	L-23
International
	Highlights	L-24

Japan
	Income Statements	L-25
	Supplemental Data - Account Value Rollforward in Dollars	L-26
	Supplemental Data - Account Value Rollforward in Yen	L-27

LIFE (CONT.)	Institutional Solutions Group
	Income Statements	L-28
Supplemental Data
	Deposits	L-29
	Assets Under Management	L-30
	Account Value and Asset Rollforward	L-31

PROPERTY &	Financial Highlights	PC-1
CASUALTY	Operating Results	PC-2
	Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
	Three Months Ended June 30, 2008	PC-4
	Six Months Ended June 30, 2008	PC-5
	Ongoing Operations Underwriting Results	PC-6
	Personal Lines Underwriting Results	PC-7
	Personal Lines Written and Earned Premiums	PC-8
	Small Commercial Underwriting Results	PC-9
	Middle Market Underwriting Results	PC-10
	Specialty Commercial Underwriting Results	PC-11
	Specialty Commercial Written and Earned Premiums	PC-12
	Other Operations Operating Results	PC-13
	Other Operations Losses and Loss Adjustment Expenses	PC-14
	Summary of Gross Asbestos Reserves	PC-15
	Paid and Incurred Loss and Loss Adjustment Expense Development - A&E	PC-16
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
	Three Months Ended June 30, 2008	PC-17
	Six Months Ended June 30, 2008	PC-18
	Reinsurance Recoverable Analysis	PC-19
	Consolidated Income Statements	PC-20
	Consolidated Balance Sheets	PC-21
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-22

INVESTMENTS	Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Net Realized Capital Gains (Losses), After-tax/DAC
	Three Months Ended June 30, 2008 and 2007	I-5
	Six Months Ended June 30, 2008 and 2007	I-6
Composition of Invested Assets
	Consolidated	I-7
	Life	I-8
	Property & Casualty	I-9
Unrealized Loss Aging
	Consolidated	I-10
	Life	I-11
	Property & Casualty	I-12
Invested Asset Exposures
	As of June 30, 2008	I-13

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into four groups which are comprised of six reporting segments: The Retail Products Group (“Retail”) and Individual Life segments make up the Individual Markets Group. The Retirement Plans and Group Benefits segments make up the Employer Markets Group. The Institutional Solutions Group (“Institutional”) and International segments each make up their own group. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and inter-segment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising and purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.

•	Assets under management is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in the market or through net flow.

•	Assets under administration represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the June 30, 2008 presentation.

•	NM - Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-8.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The Hartford’s management evaluates profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-13, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)
•	Book value per share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides different measures of the return on equity (“ROE”) of the Company. ROE (core earnings last twelve months to equity excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non- GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-11.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month		3 Month		JUNE 30,
	2007	2007	2007	2008	2008	Change		Change		2007	2008	Change
HIGHLIGHTS

Net income	$627	$851	$595	$145	$543		(13%)	NM		$1,503	$688		(54%)
Core earnings	$764	$1,060	$840	$792	$696		(9%)		(12%)	$1,607	$1,488		(7%)
Total revenues	$7,660	$5,823	$5,674	$1,544	$7,503		(2%)	NM		$14,419	$9,047		(37%)
Total assets	$345,511	$356,271	$360,361	$344,168	$333,840		(3%)		(3%)
Total assets under management [1]	$405,666	$419,332	$426,764	$424,193	$416,269		3%		(2%)

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$1.98	$2.70	$1.90	$0.46	$1.74		(12%)	NM		$4.72	$2.20		(53%)
Core earnings	$2.41	$3.36	$2.68	$2.52	$2.23		(7%)		(12%)	$5.05	$4.76		(6%)
Diluted earnings per share
Net income	$1.96	$2.68	$1.88	$0.46	$1.73		(12%)	NM		$4.68	$2.19		(53%)
Core earnings	$2.39	$3.33	$2.66	$2.51	$2.22		(7%)		(12%)	$5.00	$4.73		(5%)
Weighted average common shares outstanding (basic)	316.8	315.4	313.4	313.8	311.7	(5.1	)sh	(2.1	)sh	318.2	312.7	(5.5	)sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	319.6	318.0	316.1	315.7	313.1	(6.5	)sh	(2.6	)sh	321.2	314.4	(6.8	)sh
Common shares outstanding	317.6	313.7	313.8	314.5	303.1	(14.5	)sh	(11.4	)sh	317.6	303.1	(14.5	)sh
Book value per share	$58.72	$60.41	$61.20	$56.71	$55.51		(5%)		(2%)
Per share impact of AOCI	$(1.89)	$(2.12)	$(2.73)	$(7.08)	$(9.17)	NM			(30%)
Book value per share (excluding AOCI)	$60.61	$62.53	$63.93	$63.79	$64.68		7%		1%

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [2]	17.9%	17.1%	15.5%	12.1%	12.0%		(5.9)		(0.1)
ROE (core earnings last 12 months to equity excluding AOCI) [2]	17.4%	18.4%	18.1%	17.8%	17.4%	—			(0.4)
Debt to capitalization including AOCI	19.5%	19.2%	19.0%	21.8%	26.2%	6.7		4.4
Investment yield, after-tax	4.2%	4.0%	4.0%	3.6%	3.6%		(0.6)	—		4.2%	3.6%		(0.6)
Ongoing Property & Casualty GAAP combined ratio	91.7	91.4	91.1	87.8	95.8		(4.1)		(8.0)	90.3	91.8		(1.5)

[1]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-7).

[2]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change

LIFE
Retail Products Group

Individual Annuity	$184	$365	$192	$174	$189	3%	9%	$361	$363	1%
Other Retail	16	17	17	13	14	(13%)	8%	31	27	(13%)

Total Retail Products Group	200	382	209	187	203	2%	9%	392	390	(1%)
Individual Life	46	64	40	41	43	(7%)	5%	92	84	(9%)

Total Individual Markets Group	246	446	249	228	246	—	8%	484	474	(2%)
Retirement Plans	26	18	22	17	33	27%	94%	49	50	2%
Group Benefits	86	92	92	70	85	(1%)	21%	154	155	1%

Total Employer Markets Group	112	110	114	87	118	5%	36%	203	205	1%
International Markets Group	59	79	61	67	64	8%	(4%)	114	131	15%
Institutional Solutions Group	32	38	35	22	27	(16%)	23%	67	49	(27%)
Other [1]	(14)	9	(2)	(11)	(5)	64%	55%	(15)	(16)	(7%)

Total Life core earnings [2]	435	682	457	393	450	3%	15%	853	843	(1%)

Ongoing Operations Underwriting Results
Personal Lines	84	78	30	105	18	(79%)	(83%)	214	123	(43%)
Small Commercial	101	119	204	119	69	(32%)	(42%)	185	188	2%
Middle Market	34	22	55	51	1	(97%)	(98%)	67	52	(22%)
Specialty Commercial	(2)	6	(55)	43	20	NM	(53%)	44	63	43%

Total Ongoing Operations underwriting results	217	225	234	318	108	(50%)	(66%)	510	426	(16%)
Net servicing income	14	16	11	(1)	8	(43%)	NM	25	7	(72%)
Net investment income	385	346	357	310	334	(13%)	8%	736	644	(13%)
Periodic net coupon settlements on credit derivatives, before-tax	3	5	4	2	1	(67%)	(50%)	6	3	(50%)
Other expenses	(56)	(63)	(69)	(57)	(65)	(16%)	(14%)	(116)	(122)	(5%)
Income tax expense	(165)	(138)	(155)	(172)	(105)	36%	39%	(343)	(277)	19%

Ongoing Operations core earnings [1]	398	391	382	400	281	(29%)	(30%)	818	681	(17%)

Other Operations core earnings [3]	(36)	14	32	26	2	NM	(92%)	(8)	28	NM

Total Property & Casualty core earnings	362	405	414	426	283	(22%)	(34%)	810	709	(12%)

Total Corporate core earnings [2]	(33)	(27)	(31)	(27)	(37)	(12%)	(37%)	(56)	(64)	(14%)

CONSOLIDATED
Core earnings	764	1,060	840	792	696	(9%)	(12%)	1,607	1,488	(7%)
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [2][4]	(137)	(209)	(245)	(647)	(153)	(12%)	76%	(104)	(800)	NM

Net income	$627	$851	$595	$145	$543	(13%)	NM	$1,503	$688	(54%)

PER SHARE DATA [5]
Diluted earnings per share
Core earnings	$2.39	$3.33	$2.66	$2.51	$2.22	(7%)	(12%)	$5.00	$4.73	(5%)
Net income	$1.96	$2.68	$1.88	$0.46	$1.73	(12%)	NM	$4.68	$2.19	(53%)

[1]	Included in the three months ended June 30, 2007 in Life core earnings is a charge of $21, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 in Ongoing Operations core earnings is a charge of $9, after-tax, to reserve for regulatory matters.

[2]	Included in the three months ended September 30, 2007 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs. See page L-1 for further details by Life segment.

[3]	The three months ended June 30, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision. The three months ended September 30, 2007 included an environmental reserve increase of $16, after-tax. The three months ended June 30, 2008 included an asbestos reserve increase of $33, after-tax.

[4]	Includes those net realized capital gains (losses) not included in core earnings. See pages C-9 and C-10 for further analysis.

[5]	See page C-8 for reconciliation of net income to core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change

LIFE
Retail Products Group

Individual Annuity	$184	$365	$192	$174	$189	3%	9%	$361	$363	1%
Other Retail	16	17	17	13	14	(13%)	8%	31	27	(13%)

Total Retail Products Group	200	382	209	187	203	2%	9%	392	390	(1%)
Individual Life	46	64	40	41	43	(7%)	5%	92	84	(9%)

Total Individual Markets Group	246	446	249	228	246	—	8%	484	474	(2%)
Retirement Plans	26	18	22	17	33	27%	94%	49	50	2%
Group Benefits	86	92	92	70	85	(1%)	21%	154	155	1%

Total Employer Markets Group	112	110	114	87	118	5%	36%	203	205	1%
International	59	79	61	67	64	8%	(4%)	114	131	15%
Institutional Solutions Group	32	38	35	22	27	(16%)	23%	67	49	(27%)
Other [1]	(14)	9	(2)	(11)	(5)	64%	55%	(15)	(16)	(7%)

Total Life core earnings [2]	435	682	457	393	450	3%	15%	853	843	(1%)

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Personal Lines	120	111	61	127	116	(3%)	(9%)	271	243	(10%)
Small Commercial	86	78	77	126	102	19%	(19%)	172	228	33%
Middle Market	37	32	20	44	12	(68%)	(73%)	93	56	(40%)
Specialty Commercial	14	25	15	20	10	(29%)	(50%)	46	30	(35%)

Total Ongoing Operations underwriting results before catastrophes and prior year development	257	246	173	317	240	(7%)	(24%)	582	557	(4%)
Catastrophes, excluding prior year development	(52)	(32)	(65)	(50)	(171)	NM	NM	(80)	(221)	(176%)
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	(3)	(8)	(4)	11	1	NM	(91%)	2	12	NM
Other loss and loss adjustment expenses	15	19	130	40	38	153%	(5%)	6	78	NM

Total Ongoing Operations underwriting results	217	225	234	318	108	(50%)	(66%)	510	426	(16%)
Net servicing income	14	16	11	(1)	8	(43%)	NM	25	7	(72%)
Net investment income	385	346	357	310	334	(13%)	8%	736	644	(13%)
Periodic net coupon settlements on credit derivatives, before-tax	3	5	4	2	1	(67%)	(50%)	6	3	(50%)
Other expenses	(56)	(63)	(69)	(57)	(65)	(16%)	(14%)	(116)	(122)	(5%)
Income tax expense	(165)	(138)	(155)	(172)	(105)	36%	39%	(343)	(277)	19%

Ongoing Operations core earnings [1]	398	391	382	400	281	(29%)	(30%)	818	681	(17%)

Other Operations core earnings [3]	(36)	14	32	26	2	NM	(92%)	(8)	28	NM

Total Property & Casualty core earnings	362	405	414	426	283	(22%)	(34%)	810	709	(12%)

CORPORATE
Total Corporate core earnings [2]	(33)	(27)	(31)	(27)	(37)	(12%)	(37%)	(56)	(64)	(14%)

CONSOLIDATED
Core earnings	764	1,060	840	792	696	(9%)	(12%)	1,607	1,488	(7%)
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [2][4]	(137)	(209)	(245)	(647)	(153)	(12%)	76%	(104)	(800)	NM

Net income	$627	$851	$595	$145	$543	(13%)	NM	$1,503	$688	(54%)

[1]	Included in the three months ended June 30, 2007 in Life core earnings is a charge of $21, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 in Ongoing Operations core earnings is a charge of $9, after-tax, to reserve for regulatory matters.

[2]	Included in the three months ended September 30, 2007 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs. See page L-1 for further details by Life segment.

[3]	The three months ended June 30, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision. The three months ended September 30, 2007 included an environmental reserve increase of $16, after-tax. The three months ended June 30, 2008 included an asbestos reserve increase of $33, after-tax.

[4]	Includes those net realized capital gains (losses) not included in core earnings. See pages C-9 and C-10 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Earned premiums	$1,245	$1,305	5%	$2,622	$2,586	(1%)	$—	$—	—	$3,867	$3,891	1%
Fee income	1,341	1,381	3%	—	—	—	5	5	—	1,346	1,386	3%
Net investment income
Securities available-for-sale and other	884	829	(6%)	446	391	(12%)	6	10	67%	1,336	1,230	(8%)
Equity securities held for trading [1]	1,234	1,153	(7%)	—	—	—	—	—	—	1,234	1,153	(7%)

Total net investment income	2,118	1,982	(6%)	446	391	(12%)	6	10	67%	2,570	2,383	(7%)
Other revenues	—	—	—	124	125	1%	1	—	(100%)	125	125	—
Net realized capital losses	(221)	(228)	(3%)	(24)	(51)	(113%)	(3)	(3)	—	(248)	(282)	(14%)

Total revenues	4,483	4,440	(1%)	3,168	3,051	(4%)	9	12	33%	7,660	7,503	(2%)
Benefits, losses and loss adjustment expenses	1,724	1,760	2%	1,820	1,826	—	—	—	—	3,544	3,586	1%
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	1,234	1,153	(7%)	—	—	—	—	—	—	1,234	1,153	(7%)
Amortization of deferred policy acquisition costs and present value of future profits	309	285	(8%)	528	521	(1%)	—	—	—	837	806	(4%)
Insurance operating costs and expenses	788	858	9%	177	189	7%	—	—	—	965	1,047	8%
Interest expense	1	1	—	—	—	—	65	76	17%	66	77	17%
Other expenses [2]	12	4	(67%)	168	182	8%	(3)	(4)	(33%)	177	182	3%

Total benefits and expenses	4,068	4,061	—	2,693	2,718	1%	62	72	16%	6,823	6,851	-
Income (loss) before income taxes	415	379	(9%)	475	333	(30%)	(53)	(60)	(13%)	837	652	(22%)
Income tax expense (benefit)	97	45	(54%)	131	84	(36%)	(18)	(20)	(13%)	210	109	(48%)

Net income (loss)	318	334	5%	344	249	(28%)	(35)	(40)	(14%)	627	543	(13%)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings	(117)	(116)	1%	(18)	(34)	(89%)	(2)	(3)	(50%)	(137)	(153)	(12%)

Core earnings	$435	$450	3%	$362	$283	(22%)	$(33)	$(37)	(12%)	$764	$696	(9%)

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The three months ended June 30, 2007 and 2008 included $7 and $4, $12 and $11, and $(19) and $(15) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Earned premiums	$2,453	$2,534	3%	$5,245	$5,200	(1%)	$—	$—	—	$7,698	$7,734	—
Fee income	2,619	2,713	4%	—	—	—	9	10	11%	2,628	2,723	4%
Net investment income (loss)
Securities available-for-sale and other	1,736	1,648	(5%)	859	756	(12%)	14	19	36%	2,609	2,423	(7%)
Equity securities held for trading [1]	1,444	(2,425)	NM	—	—	—	—	—	—	1,444	(2,425)	NM

Total net investment income (loss)	3,180	(777)	NM	859	756	(12%)	14	19	36%	4,053	(2)	NM
Other revenues	—	—	—	242	245	1%	—	—	—	242	245	1%
Net realized capital losses	(198)	(1,448)	NM	(1)	(203)	NM	(3)	(2)	33%	(202)	(1,653)	NM

Total revenues	8,054	3,022	(62%)	6,345	5,998	(5%)	20	27	35%	14,419	9,047	(37%)
Benefits, losses and loss adjustment expenses	3,382	3,478	3%	3,495	3,465	(1%)	—	—	—	6,877	6,943	1%
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	1,444	(2,425)	NM	—	—	—	—	—	—	1,444	(2,425)	NM
Amortization of deferred policy acquisition costs and present value of future profits	653	230	(65%)	1,056	1,044	(1%)	—	—	—	1,709	1,274	(25%)
Insurance operating costs and expenses	1,525	1,655	9%	328	342	4%	—	—	—	1,853	1,997	8%
Interest expense	1	2	100%	—	—	—	128	142	11%	129	144	12%
Other expenses [2]	42	23	(45%)	335	362	8%	(19)	(14)	26%	358	371	4%

Total benefits and expenses	7,047	2,963	(58%)	5,214	5,213	—	109	128	17%	12,370	8,304	(33%)
Income (loss) before income taxes	1,007	59	(94%)	1,131	785	(31%)	(89)	(101)	(13%)	2,049	743	(64%)
Income tax expense (benefit)	251	(120)	NM	326	210	(36%)	(31)	(35)	(14%)	546	55	(90%)

Net income (loss)	756	179	(76%)	805	575	(29%)	(58)	(66)	(14%)	1,503	688	(54%)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings	(97)	(664)	NM	(5)	(134)	NM	(2)	(2)	—	(104)	(800)	NM

Core earnings	$853	$843	(1%)	$810	$709	(12%)	$(56)	$(64)	(14%)	$1,607	$1,488	(7%)

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The six months ended June 30, 2007 and 2008 included $18 and $13, $26 and $21, and $(44) and $(34) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2007 AND JUNE 30, 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31,	Jun. 30,		Dec. 31,	Jun. 30,		Dec. 31,	Jun. 30,		Dec. 31,	Jun. 30,
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,542	$49,683	(5%)	$27,205	$25,234	(7%)	$308	$151	(51%)	$80,055	$75,068	(6%)
Equity securities, trading, at fair value	36,182	36,853	2%	—	—	—	—	—	—	36,182	36,853	2%
Equity securities, available-for-sale, at fair value	1,284	1,194	(7%)	1,208	1,327	10%	103	98	(5%)	2,595	2,619	1%
Policy loans, at outstanding balance	2,061	2,146	4%	—	—	—	—	—	—	2,061	2,146	4%
Mortgage loans on real estate	4,739	5,135	8%	671	747	11%	—	—	—	5,410	5,882	9%
Other investments	1,840	2,301	25%	1,298	1,456	12%	43	41	(5%)	3,181	3,798	19%
Short-term investments	1,158	2,756	138%	284	1,073	NM	160	1,298	NM	1,602	5,127	NM

Total investments	99,806	100,068	—	30,666	29,837	(3%)	614	1,588	159%	131,086	131,493	—
Cash	1,770	1,842	4%	241	241	—	—	1	NM	2,011	2,084	4%
Premiums receivable and agents’ balances	427	392	(8%)	3,254	3,233	(1%)	—	—	—	3,681	3,625	(2%)
Reinsurance recoverables	1,419	1,535	8%	3,731	3,613	(3%)	—	—	—	5,150	5,148	—
Deferred policy acquisition costs and present value of future profits	10,514	11,706	11%	1,228	1,246	1%	—	—	—	11,742	12,952	10%
Deferred income taxes	(754)	(135)	82%	662	1,013	53%	400	381	(5%)	308	1,259	NM
Goodwill	805	867	8%	149	149	—	772	772	—	1,726	1,788	4%
Property and equipment, net	374	383	2%	598	639	7%	—	—	—	972	1,022	5%
Other assets	1,869	1,797	(4%)	1,312	1,194	(9%)	558	637	14%	3,739	3,628	(3%)
Separate account assets	199,946	170,841	(15%)	—	—	—	—	—	—	199,946	170,841	(15%)

Total assets	$316,176	$289,296	(9%)	$41,841	$41,165	(2%)	$2,344	$3,379	44%	$360,361	$333,840	(7%)

Future policy benefits, unpaid losses and loss adjustment expenses	$15,331	$15,772	3%	$22,153	$22,315	1%	$—	$—	—	$37,484	$38,087	2%
Other policyholder funds and benefits payable	44,190	46,563	5%	—	—	—	—	—	—	44,190	46,563	5%
Other policyholder funds and benefits payable — International variable annuities	36,152	36,822	2%	—	—	—	—	—	—	36,152	36,822	2%
Unearned premiums	147	161	10%	5,402	5,372	(1%)	(4)	(3)	25%	5,545	5,530	—
Debt	115	91	(21%)	13	—	(100%)	4,379	5,880	34%	4,507	5,971	32%
Consumer notes	809	1,113	38%	—	—	—	—	—	—	809	1,113	38%
Other liabilities	8,045	7,712	(4%)	4,855	4,647	(4%)	(376)	(270)	28%	12,524	12,089	(3%)
Separate account liabilities	199,946	170,841	(15%)	—	—	—	—	—	—	199,946	170,841	(15%)

Total liabilities	304,735	279,075	(8%)	32,423	32,334	—	3,999	5,607	40%	341,157	317,016	(7%)

Equity excluding AOCI, net of tax	11,868	11,888	—	9,428	9,536	1%	(1,234)	(1,820)	(47%)	20,062	19,604	(2%)
AOCI, net of tax	(427)	(1,667)	NM	(10)	(705)	NM	(421)	(408)	3%	(858)	(2,780)	NM

Total stockholders’ equity	11,441	10,221	(11%)	9,418	8,831	(6%)	(1,655)	(2,228)	(35%)	19,204	16,824	(12%)

Total liabilities and stockholders’ equity	$316,176	$289,296	(9%)	$41,841	$41,165	(2%)	$2,344	$3,379	44%	$360,361	$333,840	(7%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month
	2007	2007	2007	2008	2008	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$423	$822	$1,365	$1,364	$1,353	NM	(1%)
Capital lease obligations	90	90	91	67	67	(26%)	—
Senior notes	4,005	3,580	3,051	3,551	4,051	1%	14%
Junior subordinated debentures	—	—	—	—	500	NM	NM

Total debt [1]	$4,518	$4,492	$4,507	$4,982	$5,971	32%	20%

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$19,249	$19,616	$20,062	$20,061	$19,604	2%	(2%)
AOCI, net of tax	(601)	(666)	(858)	(2,225)	(2,780)	NM	(25%)

Total stockholders’ equity	$18,648	$18,950	$19,204	$17,836	$16,824	(10%)	(6%)

CAPITALIZATION
Total capitalization including AOCI, net of tax	$23,166	$23,442	$23,711	$22,818	$22,795	(2%)	—
Total capitalization excluding AOCI, net of tax	$23,767	$24,108	$24,569	$25,043	$25,575	8%	2%

DEBT TO CAPITALIZATION RATIOS
Ratios Including AOCI
Total debt to capitalization	19.5%	19.2%	19.0%	21.8%	26.2%	6.7	4.4
Ratios Excluding AOCI
Total debt to capitalization	19.0%	18.6%	18.3%	19.9%	23.3%	4.3	3.4
Total adjusted debt to capitalization [2] [3] [4]	23.1%	22.7%	21.8%	23.1%	25.0%	1.9	1.9

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $588, $723, $809, $971, and $1,113 as of June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, and June 30, 2008, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.1 billion, $1.1 billion, $1.0 billion, $0.9 billion, and $0.9 billion for the three months ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, and June 30, 2008, respectively.

[3]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the $500 junior subordinated debentures as of June 30, 2008.

[4]	Reflects a rating agency assignment to adjust equity for pension related amounts that are included in AOCI.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE LOSS

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED

As of June 30, 2008

Fixed maturities unrealized loss	$(1,524)	$(684)	$(1)	$(2,209)
Equities unrealized gain (loss)	(146)	(34)	4	(176)
Net deferred gain (loss) on cash-flow hedging instruments	(111)	(17)	2	(126)

Total unrealized gain (loss)	(1,781)	(735)	5	(2,511)
Foreign currency translation adjustments	114	(14)	—	100
Pension and other postretirement adjustment	—	44	(413)	(369)

Total accumulated other comprehensive loss	$(1,667)	$(705)	$(408)	$(2,780)

As of December 31, 2007
Fixed maturities unrealized loss	$(293)	$(67)	$—	$(360)
Equities unrealized gain (loss)	(58)	51	8	1
Net deferred loss on cash-flow hedging instruments	(115)	(25)	—	(140)

Total unrealized gain (loss)	(466)	(41)	8	(499)
Foreign currency translation adjustments	39	(13)	—	26
Pension and other postretirement adjustment	—	44	(429)	(385)

Total accumulated other comprehensive loss	$(427)	$(10)	$(421)	$(858)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED					SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	JUNE 30,
	2007	2007	2007	2008	2008	2007	2008
Numerator:
Net income	$627	$851	$595	$145	$543	$1,503	$688
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(137)	(209)	(245)	(647)	(153)	(104)	(800)

Core earnings	764	1,060	840	792	696	1,607	1,488

Denominator:
Weighted average common shares outstanding (basic)	316.8	315.4	313.4	313.8	311.7	318.2	312.7
Dilutive effect of stock compensation	2.8	2.6	2.7	1.9	1.4	3.0	1.7

Weighted average common shares outstanding and dilutive potential common shares (diluted)	319.6	318.0	316.1	315.7	313.1	321.2	314.4

Basic earnings per share
Net income	$1.98	$2.70	$1.90	$0.46	$1.74	$4.72	$2.20
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(0.43)	(0.66)	(0.78)	(2.06)	(0.49)	(0.33)	(2.56)

Core earnings	2.41	3.36	2.68	2.52	2.23	5.05	4.76

Diluted earnings per share
Net income	$1.96	$2.68	$1.88	$0.46	$1.73	$4.68	$2.19
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(0.43)	(0.65)	(0.78)	(2.05)	(0.49)	(0.32)	(2.54)

Core earnings	2.39	3.33	2.66	2.51	2.22	5.00	4.73

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES AFTER TAX AND DAC
THREE MONTHS ENDED JUNE 30, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Net Realized Capital Gains (Losses), After Tax and DAC

Net gains (losses) on sales	$(10)	$4	NM	$1	$12	NM	$—	$—	—	$(9)	$16	NM
Impairments Credit related [1]	2	(32)	NM	(6)	(10)	(67%)	—	—	—	(4)	(42)	NM
Other [2]	(17)	(30)	(76%)	(7)	(16)	(129%)	—	—	—	(24)	(46)	(92%)

Total impairments	(15)	(62)	NM	(13)	(26)	(100%)	—	—	—	(28)	(88)	NM
Japanese fixed annuity, net [3]	(11)	(6)	45%	—	—	—	—	—	—	(11)	(6)	45%
GMWB derivatives, net [4]	(65)	(6)	91%	—	—	—	—	—	—	(65)	(6)	91%
Other [5]	(29)	(50)	(72%)	(4)	(19)	NM	(2)	(3)	(50%)	(35)	(72)	(106%)

Total net realized capital gains (losses), after tax and DAC	(130)	(120)	8%	(16)	(33)	(106%)	(2)	(3)	(50%)	(148)	(156)	(5%)

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — After Tax and DAC

Total net realized capital gains (losses)	$(130)	$(120)	8%	$(16)	$(33)	(106%)	$(2)	$(3)	(50%)	$(148)	$(156)	(5%)
Less: total net realized capital gains (losses) included in core earnings	(13)	(4)	69%	2	1	(50%)	—	—	—	(11)	(3)	73%

Total net realized capital gains (losses), after tax and DAC, excluded from core earnings	$(117)	$(116)	1%	$(18)	$(34)	(89%)	$(2)	$(3)	(50%)	$(137)	$(153)	(12%)

[1]	Relates to impairments for which the Company has current concerns regarding the issuer’s ability to pay future interest and principal amounts based upon the security’s contractual terms or the depression in security value is primarily related to significant issuer specific or sector credit spread widening.

[2]	Primarily relates to impairments of securities that had declined in value primarily due to changes in interest rate or general or modest spread widening and for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow recovery to cost or amortized cost.

[3]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $20 and $33 would have been recognized as an adjustment to this amount in the three months ended June 30, 2007 and 2008, respectively.

[4]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES AFTER TAX AND DAC
SIX MONTHS ENDED JUNE 30, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Net Realized Capital Gains (Losses), After Tax and DAC
Net gains (losses) on sales	$10	$(40)	NM	$18	$(20)	NM	$—	$(1)	NM	$28	$(61)	NM
Impairments Credit related [1]	(5)	(165)	NM	(7)	(47)	NM	—	—	—	(12)	(212)	NM
Other [2]	(18)	(41)	(128%)	(7)	(26)	NM	—	—	—	(25)	(67)	(168%)

Total impairments	(23)	(206)	NM	(14)	(73)	NM	—	—	—	(37)	(279)	NM
Japanese fixed annuity, net [3]	(8)	(15)	(88%)	—	—	—	—	—	—	(8)	(15)	(88%)
GMWB derivatives, net [4]	(54)	(47)	13%	—	—	—	—	—	—	(54)	(47)	13%
SFAS 157 transition impact [5]	—	(220)	NM	—	—	—	—	—	—	—	(220)	NM
Other [6]	(40)	(142)	NM	(5)	(39)	NM	(2)	(1)	50%	(47)	(182)	NM

Total net realized capital gains (losses), after tax and DAC	(115)	(670)	NM	(1)	(132)	NM	(2)	(2)	—	(118)	(804)	NM

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — After Tax and DAC
Total net realized capital gains (losses)	$(115)	$(670)	NM	$(1)	$(132)	NM	$(2)	$(2)	—	$(118)	$(804)	NM
Less: total net realized capital gains (losses) included in core earnings	(18)	(6)	67%	4	2	(50%)	—	—	—	(14)	(4)	71%

Total net realized capital gains (losses), after tax and DAC, excluded from core earnings	$(97)	$(664)	NM	$(5)	$(134)	NM	$(2)	$(2)	—	$(104)	$(800)	NM

[1]	Relates to impairments for which the Company has current concerns regarding the issuer’s ability to pay future interest and principal amounts based upon the security’s contractual terms or the depression in security value is primarily related to significant issuer specific or sector credit spread widening.

[2]	Primarily relates to impairments of securities that had declined in value primarily due to changes in interest rate or general or modest spread widening and for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow recovery to cost or amortized cost.

[3]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $18 and $25 would have been recognized as an adjustment to this amount in the six months ended June 30, 2007 and 2008, respectively.

[4]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[5]	Includes SFAS 157 implementation losses related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2007	2007	2007	2008	2008

Numerator [1]:
Net income — last 12 months	$3,044	$3,137	$2,949	$2,218	$2,134
Core earnings — last 12 months	$3,102	$3,435	$3,507	$3,456	$3,388
Denominator [2]:
Average equity, including AOCI	17,015.5	18,341.5	19,040.0	18,344.0	17,736.0
Less: Average AOCI	(762.5)	(301.0)	(340.0)	(1,024.0)	(1,690.5)

Average equity, excluding AOCI	17,778.0	18,642.5	19,380.0	19,368.0	19,426.5
ROE (net income last 12 months to equity including AOCI)	17.9%	17.1%	15.5%	12.1%	12.0%
ROE (core earnings last 12 months to equity excluding AOCI)	17.4%	18.4%	18.1%	17.8%	17.4%

[1]	For a reconciliation of net income to core earnings, see page C-8.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
REVENUES

Retail Products Group
Individual Annuity [1]	$768	$774	$783	$722	$721	(6%)	—	$1,492	$1,443	(3%)
Other Retail	200	207	223	213	222	11%	4%	383	435	14%

Total Retail Products Group	968	981	1,006	935	943	(3%)	1%	1,875	1,878	—
Individual Life [1]	292	283	304	291	310	6%	7%	579	601	4%

Total Individual Markets Group	1,260	1,264	1,310	1,226	1,253	(1%)	2%	2,454	2,479	1%

Retirement Plans	150	151	152	157	188	25%	20%	294	345	17%
Group Benefits	1,208	1,179	1,183	1,180	1,213	—	3%	2,411	2,393	(1%)

Total Employer Markets Group	1,358	1,330	1,335	1,337	1,401	3%	5%	2,705	2,738	1%
International Markets Group	216	231	241	258	264	22%	2%	423	522	23%
Institutional Solutions Group	552	829	580	523	559	1%	7%	1,072	1,082	1%
Other	71	51	53	40	38	(46%)	(5%)	130	78	(40%)

Core revenues before net investment income (loss) on equity securities held for trading	3,457	3,705	3,519	3,384	3,515	2%	4%	6,784	6,899	2%

Net investment income (loss) on equity securities held for trading [2]	1,234	(698)	(601)	(3,578)	1,153	(7%)	NM	1,444	(2,425)	NM

Total core revenues	$4,691	$3,007	$2,918	$(194)	$4,668	—	NM	$8,228	$4,474	(46%)

Net realized losses and other, before tax and DAC, excluded from core revenues	(208)	(282)	(331)	(1,224)	(228)	(10%)	81%	(174)	(1,452)	NM

Total revenues	$4,483	$2,725	$2,587	$(1,418)	$4,440	(1%)	NM	$8,054	$3,022	(62%)

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [3]	$184	$365	$192	$174	$189	3%	9%	$361	$363	1%
Other Retail [3]	16	17	17	13	14	(13%)	8%	31	27	(13%)

Total Retail Products Group	200	382	209	187	203	2%	9%	392	390	(1%)
Individual Life [3]	46	64	40	41	43	(7%)	5%	92	84	(9%)

Total Individual Markets Group	246	446	249	228	246	—	8%	484	474	(2%)

Retirement Plans [3]	26	18	22	17	33	27%	94%	49	50	2%
Group Benefits	86	92	92	70	85	(1%)	21%	154	155	1%

Total Employer Markets Group	112	110	114	87	118	5%	36%	203	205	1%
International Markets Group [3]	59	79	61	67	64	8%	(4%)	114	131	15%
Institutional Solutions Group [3]	32	38	35	22	27	(16%)	23%	67	49	(27%)
Other [4]	(14)	9	(2)	(11)	(5)	64%	55%	(15)	(16)	(7%)

Core earnings	435	682	457	393	450	3%	15%	853	843	(1%)

Net realized losses, net of tax and DAC, excluded from core earnings [3]	(117)	(157)	(180)	(548)	(116)	1%	79%	(97)	(664)	NM

Net income (loss)	$318	$525	$277	$(155)	$334	5%	NM	$756	$179	(76%)

ROE (core earnings last 12 months to equity excluding AOCI)	18.5%	21.1%	21.4%	21.8%	20.6%	2.1	(1.2)
Assets under management	$353,428	$366,818	$371,707	$370,290	$362,509	3%	(2%)
DAC capitalization	522	524	489	428	413		(4%)
DAC amortization	309	(49)	280	(55)	285		NM
DAC and PVFP assets	9,516	10,275	10,514	11,586	11,706		1%
United States Statutory surplus ($ in billions) [5]	$4.8	$4.9	$5.8	$5.7	$5.4

[1]	Includes charges of $5 and $8, after tax, recorded in the three months ended September 30, 2007 for the unlock of unearned revenue reserves in Individual Annuity and Individual Life, respectively.

[2]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in the international operations, principally in Japan. An equal and offsetting amount is recorded in benefits, losses and loss adjustment expenses, and as such has no impact on core earnings or net income.

[3]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees recorded in the three months ended September 30, 2007. The after-tax benefits (charges) recorded in Individual Annuity, Other Retail, Retirement Plans, Institutional Solutions Group, Individual Life and International Markets Group were $198, ($1), ($9), $1, $16 and $22, respectively. The after-tax charge recorded in net realized gains (losses) excluded from core earnings was ($17).

[4]	Included in the three months ended June 30, 2007 is a charge of $21, after-tax, to reserve for regulatory matters.

[5]	Estimated United States statutory surplus at June 30, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
REVENUES

Earned premiums	$1,245	$1,434	$1,236	$1,229	$1,305	5%	6%	$2,453	$2,534	3%
Fee income	1,341	1,394	1,407	1,339	1,390	4%	4%	2,619	2,729	4%
Net investment income (loss)
Securities available-for-sale and other	884	883	878	819	829	(6%)	1%	1,736	1,648	(5%)
Equity securities held for trading [1]	1,234	(698)	(601)	(3,578)	1,153	(7%)	NM	1,444	(2,425)	NM

Total net investment income (loss)	2,118	185	277	(2,759)	1,982	(6%)	NM	3,180	(777)	NM
Net realized capital losses — core	(13)	(6)	(2)	(3)	(9)	31%	NM	(24)	(12)	50%

Total core revenues	4,691	3,007	2,918	(194)	4,668	—	NM	8,228	4,474	(46%)

Net realized losses and other, before tax and DAC, excluded from core revenues	(208)	(282)	(331)	(1,224)	(228)	(10%)	81%	(174)	(1,452)	NM

Total revenues	4,483	2,725	2,587	(1,418)	4,440	(1%)	NM	8,054	3,022	(62%)

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses	1,724	1,911	1,709	1,729	1,771	3%	2%	3,382	3,500	3%
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [1]	1,234	(698)	(601)	(3,578)	1,153	(7%)	NM	1,444	(2,425)	NM
Amortization of deferred policy acquisition costs and present value of future profits	336	(10)	339	317	321	(4%)	1%	678	638	(6%)
Insurance operating costs and other expenses	801	811	851	817	863	8%	6%	1,568	1,680	7%

Total benefits and expenses	4,095	2,014	2,298	(715)	4,108	—	NM	7,072	3,393	(52%)

CORE EARNINGS
Core earnings before income taxes	596	993	620	521	560	(6%)	7%	1,156	1,081	(6%)
Income tax expense	161	311	163	128	110	(32%)	(14%)	303	238	(21%)

Core earnings	435	682	457	393	450	3%	15%	853	843	(1%)
Net realized losses and other, net of tax and DAC, excluded from core earnings	(117)	(157)	(180)	(548)	(116)	1%	79%	(97)	(664)	NM

Net income (loss)	$318	$525	$277	$(155)	$334	5%	NM	756	179	(76%)

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
TOTAL ASSETS UNDER MANAGEMENT	2007	2007	2007	2008	2008	Change	Change
Assets

General account	$109,802	$114,310	$116,230	$118,697	$118,455	8%	—
Separate account	191,814	197,877	199,946	181,273	170,841	(11%)	(6%)

Total assets	301,616	312,187	316,176	299,970	289,296	(4%)	(4%)
Mutual fund assets [1]	51,812	54,631	55,531	70,320	73,213	41%	4%

Total assets under management	$353,428	$366,818	$371,707	$370,290	$362,509	3%	(2%)

[1]	During the three months ended March 31, 2008, the Company acquired the rights to service $18.7 billion of mutual fund assets from Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29, and March 28, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2007	2007	2007	2008	2008	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,824	$53,288	$52,542	$50,615	$49,683	(6%)	(2%)
Equity securities, trading, at fair value	31,843	34,901	36,182	37,406	36,853	16%	(1%)
Equity securities, available-for-sale, at fair value	1,387	1,307	1,284	1,202	1,194	(14%)	(1%)
Policy loans, at outstanding balance	2,052	2,050	2,061	2,118	2,146	5%	1%
Mortgage loans on real estate	4,236	4,551	4,739	4,821	5,135	21%	7%
Short term investments	958	629	1,158	1,807	2,756	188%	53%
Other investments	1,290	1,425	1,840	2,415	2,301	78%	(5%)

Total investments	94,590	98,151	99,806	100,384	100,068	6%	—

Cash	1,434	1,769	1,770	2,016	1,842	28%	(9%)
Premiums receivable and agents’ balances	413	403	427	395	392	(5%)	(1%)
Reinsurance recoverables	1,165	1,235	1,419	1,599	1,535	32%	(4%)
Deferred policy acquisition costs and present value of future profits	9,516	10,275	10,514	11,586	11,706	23%	1%
Deferred income taxes	(510)	(724)	(754)	(373)	(135)	74%	64%
Goodwill	805	805	805	867	867	8%	—
Property and equipment, net	358	372	374	393	383	7%	(3%)
Other assets	2,031	2,024	1,869	1,830	1,797	(12%)	(2%)
Separate account assets	191,814	197,877	199,946	181,273	170,841	(11%)	(6%)

Total assets	$301,616	$312,187	$316,176	$299,970	$289,296	(4%)	(4%)

Future policy benefits, unpaid losses and loss adjustment expenses	$14,630	$15,007	$15,331	$15,544	$15,772	8%	1%
Other policyholder funds and benefits payable	42,981	44,054	44,190	46,460	46,563	8%	—
Other policyholder funds payable — International variable annuities	31,815	34,871	36,152	37,376	36,822	16%	(1%)
Unearned premiums	132	141	147	167	161	22%	(4%)
Consumer Notes	588	723	809	971	1,113	89%	15%
Debt	114	114	115	91	91	(20%)	—
Other liabilities	8,639	8,011	8,045	8,286	7,712	(11%)	(7%)
Separate account liabilities	191,814	197,877	199,946	181,273	170,841	(11%)	(6%)

Total liabilities	290,713	300,798	304,735	290,168	279,075	(4%)	(4%)

Equity excluding AOCI, net of tax	11,025	11,619	11,868	11,059	11,888	8%	7%
AOCI, net of tax	(122)	(230)	(427)	(1,257)	(1,667)	NM	(33%)

Total stockholders’ equity	10,903	11,389	11,441	9,802	10,221	(6%)	4%

Total liabilities and stockholders’ equity	$301,616	$312,187	$316,176	$299,970	$289,296	(4%)	(4%)

Hartford Life and Accident Insurance Company NAIC RBC			416.1%
Hartford Life Insurance Company NAIC RBC			513.2%
Hartford Life and Annuity Insurance Company NAIC RBC			1309.9%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group
	Annuity	Group	Plans	Group	Life	Benefits	International	Total
YEAR-TO-DATE
Balance, December 31, 2007	$5,179	$136	$658	$143	$2,406	$69	$1,923	$10,514
Adjustments to unrealized gains and losses on securities available — for — sale and other	(92)	(2)	(41)	—	(2)	—	(22)	(159)

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	5,087	134	617	143	2,404	69	1,901	10,355
Capitalization	324	45	76	18	177	32	169	841
Amortization — Deferred Policy Acquisition Costs	(318)	(44)	(16)	(11)	(66)	(27)	(125)	(607)
Amortization — Present Value of Future Profits	(3)	—	—	—	(9)	—	—	(12)
Amortization — Realized Capital Gains	353	—	17	—	6	—	13	389
Effect of Currency Translation Adjustment	—	—	—	—	—	—	91	91

Balance, June 30, 2008	5,443	135	694	150	2,512	74	2,049	11,057
Adjustments to unrealized gains and losses on securities available — for — sale and other	422	—	140	—	87	—	—	649

Balance, June 30, 2008 including adjustments to unrealized gains and losses on securities available-for-sale and other	$5,865	$135	$834	$150	$2,599	$74	$2,049	$11,706

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of June 30, 2008
	ACCOUNT	NET AMT AT	% of NAR
BREAKDOWN OF INDIVIDUAL VARIABLE AND GROUP ANNUITY ACCOUNT VALUE BY BENEFIT TYPE	VALUE	RISK	REINSURED	RETAINED NAR
Maximum anniversary value (MAV) [1]
MAV only	$38,870	$6,128	76%	$1,486
with 5% rollup [2]	2,772	509	66%	173
with Earnings Protection Benefit Rider (EPB) [3]	3,757	401	81%	77
with 5% rollup & EPB	1,118	151	81%	29

Total MAV	46,517	7,189	75%	1,765
Asset Protection Benefit (APB) [4]	38,913	3,408	44%	1,892
Lifetime Income Benefit (LIB) — Death Benefit [5]	11,084	109	—%	109
Reset [6] (5-7 years)	5,132	250	—%	249
Return of Premium [7]/Other	11,140	129	60%	52

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$112,786	$11,085	63%	$4,067

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	35,910	2,192	22%	1,706

TOTAL	$148,696	$13,277	57%	$5,773

	As of	As of	As of	As of	As of
	June 30,	September 30,	December 31,	March 31,	June 30,
OTHER DATA	2007	2007	2007	2008	2008
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,503.35	1,526.75	1,468.36	1,322.70	1,280.00
Total Account Value	$129,260	$130,943	$126,834	$115,212	$112,786
Retained net amount of risk	701	670	976	3,633	4,067
GMDB net GAAP liability [9]	175	191	202	203	208
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$32,050	$34,888	$35,793	$36,777	$35,910
Retained net amount of risk	14	130	419	2,151	1,706
GMDB/GMIB net GAAP liability [9]	35	30	34	39	37

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance related to the Japan GMIB was $29.4 billion and $26.8 billion as of June 30, 2008 and December 31, 2007, respectively.

[9]	Includes the increase (decrease) to GMDB/GMIB liability as a result of the unlock recorded in the three months ended September 30, 2007 for U.S. and Japan variable annuity business of $6 and ($9), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of March 31, 2008
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,952
Liability for reinsurance in unauthorized companies	(6)

Net statutory reinsurance reserve credit	$1,946

Statutory amounts recoverable from reinsurers	$159

The top ten reinsurers represent $1,881 or 89% of the total statutory reserve credit and amounts recoverable.
•	3% of this amount is with reinsurers rated “A++” by A.M. Best at July 18, 2008.

•	58% of this amount is with reinsurers rated “A+” by A.M. Best at July 18, 2008.

•	36% of this amount is with reinsurers rated “A-” by A.M. Best at July 18, 2008.

•	3% of this amount is with reinsurers rated “B++” by A.M. Best at July 18, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	March 31, 2008	December 31, 2007

Statutory Capital and Surplus	$5,656	$5,786
GAAP Adjustments
Investment in subsidiaries	786	388
Deferred policy acquisition costs	11,586	10,514
Deferred taxes	(863)	(1,155)
Benefit reserves	(5,364)	(4,240)
Unrealized losses on investments, net of impairments	(2,064)	(483)
Asset valuation reserve and interest maintenance reserve	501	626
Goodwill	740	662
Other, net	(1,176)	(657)

GAAP Stockholders’ Equity	$9,802	$11,441

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable annuity fees	$542	$548	$554	$497	$495	(9%)	—	$1,049	$992	(5%)
Mutual fund and other fees [2]	36	28	37	33	34	(6%)	3%	73	67	(8%)

Total fee income	578	576	591	530	529	(8%)	—	1,122	1,059	(6%)

Direct premiums	21	24	22	24	24	14%	—	35	48	37%
Reinsurance premiums [2]	(35)	(37)	(36)	(30)	(31)	11%	(3%)	(70)	(61)	13%

Net premiums	(14)	(13)	(14)	(6)	(7)	50%	(17%)	(35)	(13)	63%

Total premiums and other considerations	564	563	577	524	522	(7%)	—	1,087	1,046	(4%)

Net investment income
Net investment income on G/A assets	229	237	226	209	210	(8%)	—	456	419	(8%)
Net investment income on assigned capital	12	12	12	19	20	67%	5%	23	39	70%
Charge for invested capital	(38)	(39)	(35)	(33)	(32)	16%	3%	(76)	(65)	14%

Total net investment income	203	210	203	195	198	(2%)	2%	403	393	(2%)

Net realized capital gains — core	1	1	3	3	1	—	(67%)	2	4	100%

Total core revenues	768	774	783	722	721	(6%)	—	1,492	1,443	(3%)

Net realized losses and other, before tax and DAC, excluded from core revenues	(147)	(175)	(81)	(759)	(71)	52%	91%	(131)	(830)	NM

Total revenues	621	599	702	(37)	650	5%	NM	1,361	613	(55%)

Benefits and Expenses
Benefits and losses
Death benefits [2]	10	16	11	13	13	30%	—	22	26	18%
Other contract benefits	15	18	17	18	18	20%	—	30	36	20%
Change in reserve	13	18	12	14	13	—	(7%)	15	27	80%
Sales inducements [2]	16	2	16	13	12	(25%)	(8%)	29	25	(14%)
Interest credited on G/A assets	149	156	155	150	148	(1%)	(1%)	303	298	(2%)

Total benefits and losses	203	210	211	208	204	—	(2%)	399	412	3%

Other insurance expenses
Commissions & wholesaling expenses	316	304	282	253	242	(23%)	(4%)	612	495	(19%)
Operating expenses	60	55	61	52	62	3%	19%	111	114	3%
Premium taxes and other expenses	5	1	4	3	2	(60%)	(33%)	9	5	(44%)

Subtotal — expenses before deferral	381	360	347	308	306	(20%)	(1%)	732	614	(16%)
Deferred policy acquisition costs	(225)	(212)	(190)	(167)	(157)	30%	6%	(442)	(324)	27%

Total other insurance expense	156	148	157	141	149	(4%)	6%	290	290	—
Amortization of deferred policy acquisition costs [2]	186	(110)	178	164	157	(16%)	(4%)	370	321	(13%)

Total benefits and expenses	545	248	546	513	510	(6%)	(1%)	1,059	1,023	(3%)
Core earnings before income taxes	223	526	237	209	211	(5%)	1%	433	420	(3%)
Income tax expense [1] [2]	39	161	45	35	22	(44%)	(37%)	72	57	(21%)

Core earnings [2]	184	365	192	174	189	3%	9%	361	363	1%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [2] [3]	(78)	(88)	(13)	(264)	(33)	58%	88%	(70)	(297)	NM

Net income (loss) [2]	$106	$277	$179	$(90)	$156	47%	NM	$291	$66	(77%)

RETURN ON ASSETS (After-tax bps)
Core earnings	57.4	110.3	58.5	56.3	64.7	13%	15%	56.5	59.3	5%
Net income (loss)	33.0	83.7	54.5	(29.1)	53.4	62%	NM	45.5	10.8	(76%)

[1]	The three months ended September 30, 2007 includes a $12 tax charge related to DRD and the three months ended June 30, 2008 includes a tax benefit of $16 related to DRD and FTC.

[2]	The DAC unlock recorded in the three months ended September 30, 2007 increased core earnings and net income by $198 and $181, respectively. The effect on each income statement line item is as follows:

September 30, 2007
Mutual Fund and Other Fees	$(8)
Reinsurance Premiums	—
Death Benefits	6
Sales Inducements	(14)
Amortization of deferred policy acquisition costs	(305)
Income tax expense (benefit)	107
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(17)

[3]	Included in the three months ended June 30, September 30, December 31, 2007, March 31, and June 30, 2008 are guaranteed minimum withdrawal benefit (“GMWB”) net realized gains (losses), net of tax and DAC, excluded from core earnings of $(65), $(68), $(13), $(251) and $(7), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable annuity fees	$4	$4	$4	$4	$4	—	—	$7	$8	14%
Mutual fund and other fees	199	208	223	213	224	13%	5%	382	437	14%

Total fee income	203	212	227	217	228	12%	5%	389	445	14%

Net Investment Loss
Net investment loss on G/A assets	—	(3)	—	(1)	(3)	—	NM	—	(4)	—
Net investment loss on assigned capital	(3)	(2)	(4)	(3)	(3)	—	—	(6)	(6)	—

Total net investment loss	(3)	(5)	(4)	(4)	(6)	(100%)	(50%)	(6)	(10)	(67%)
Net realized capital gains — core	—	—	—	—	—	—	—	—	—	—

Total core revenues	200	207	223	213	222	11%	4%	383	435	14%
Net realized gains, before tax and DAC, excluded from core revenues	—	—	—	—	—	—	—	—	—	—

Total revenues	200	207	223	213	222	11%	4%	383	435	14%

Benefits and Expenses

Other insurance expenses
Commissions & wholesaling expenses	146	143	156	149	158	8%	6%	279	307	10%
Operating expenses	33	34	41	40	40	21%	—	62	80	29%
Premium taxes and other expenses	3	2	3	4	3	—	(25%)	7	7	—

Subtotal — expenses before deferral	182	179	200	193	201	10%	4%	348	394	13%
Deferred policy acquisition costs	(27)	(22)	(25)	(22)	(23)	15%	(5%)	(54)	(45)	17%

Total other insurance expense	155	157	175	171	178	15%	4%	294	349	19%
Amortization of deferred policy acquisition costs [1]	21	23	23	22	22	5%	—	42	44	5%

Total benefits and expenses	176	180	198	193	200	14%	4%	336	393	17%
Core earnings before income taxes	24	27	25	20	22	(8%)	10%	47	42	(11%)
Income tax expense [1]	8	10	8	7	8	—	14%	16	15	(6%)

Core earnings [1]	16	17	17	13	14	(13%)	8%	31	27	(13%)
Net realized gains, net of tax and DAC, excluded from core earnings	—	—	—	—	—	—	—	—	—	—

Net income [1]	$16	$17	$17	$13	$14	(13%)	8%	$31	$27	(13%)

RETURN ON ASSETS (After-tax bps)
Core earnings	14.0	13.8	13.4	10.6	11.5	(18%)	8%	14.0	10.7	(24%)
Net income	14.0	13.8	13.4	10.6	11.5	(18%)	8%	14.0	10.7	(24%)

[1]	The DAC unlock recorded in the three months ended September 30, 2007 increased amortization of deferred policy acquisition costs by $1, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
Individual Annuity
Broker-dealer	$2,152	$2,488	$2,106	$1,677	$1,574	(27%)	(6%)	$4,181	$3,251	(22%)
Banks	1,664	1,307	1,148	938	982	(41%)	5%	3,094	1,920	(38%)

Total deposits by distribution	3,816	3,795	3,254	2,615	2,556	(33%)	(2%)	7,275	5,171	(29%)

Variable	3,537	3,278	3,126	2,546	2,233	(37%)	(12%)	6,793	4,779	(30%)
Fixed MVA/other	279	517	128	69	323	16%	NM	482	392	(19%)

Total deposits by product	3,816	3,795	3,254	2,615	2,556	(33%)	(2%)	7,275	5,171	(29%)

Retail Mutual Funds	3,791	3,369	3,549	3,966	3,967	5%	—	7,438	7,933	7%

529 College Savings Plan/Specialty Products/Other	197	152	180	183	153	(22%)	(16%)	389	336	(14%)

Total Retail Products Group	$7,804	$7,316	$6,983	$6,764	$6,676	(14%)	(1%)	$15,102	$13,440	(11%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2007	2007	2007	2008	2008	Change	Change
INDIVIDUAL ANNUITY
General account	$15,100	$15,191	$15,100	$15,126	$15,275	1%	1%
Non-guaranteed separate account	116,320	118,123	114,214	102,924	100,436	(14%)	(2%)

Total Individual Annuity	$131,420	$133,314	$129,314	$118,050	$115,711	(12%)	(2%)

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$5,354	$5,075	$4,995	$5,126	$5,039	(6%)	(2%)
Non-guaranteed separate account	116,175	117,976	114,076	102,794	100,306	(14%)	(2%)

Total individual variable annuities	121,529	123,051	119,071	107,920	105,345	(13%)	(2%)

Fixed MVA & other individual annuities	9,891	10,263	10,243	10,130	10,366	5%	2%

Total Individual Annuity	131,420	133,314	129,314	118,050	115,711	(12%)	(2%)

Specialty Products/Other — Segregated Assets	639	671	677	604	578	(10%)	(4%)

Mutual Fund Assets
Retail mutual fund assets	45,644	47,785	48,383	44,617	47,239	3%	6%
Specialty Product/Other mutual fund assets	789	892	937	1,022	1,126	43%	10%
529 College Savings Plan assets	1,094	1,147	1,176	1,121	1,150	5%	3%

Total Mutual Fund Assets	47,527	49,824	50,496	46,760	49,515	4%	6%

Total Retail Products Group Assets Under Management	$179,586	$183,809	$180,487	$165,414	$165,804	(8%)	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2007	2007	2007	2008	2008

VARIABLE ANNUITIES	Beginning balance	$115,330	$121,529	$123,051	$119,071	$107,920
	Deposits	3,537	3,278	3,126	2,546	2,233
	Surrenders	(3,529)	(3,471)	(3,810)	(3,338)	(3,331)
	Death benefits/annuity payouts	(434)	(419)	(418)	(445)	(460)
	Transfers [2]	7	(21)	4	(2)	(20)

	Net Flows	(419)	(633)	(1,098)	(1,239)	(1,578)
	Change in market value/change in reserve/interest credited	6,618	2,155	(2,882)	(9,911)	(1,016)
	Other [3]	—	—	—	(1)	19

	Ending balance	$121,529	$123,051	$119,071	$107,920	$105,345

FIXED MVA AND OTHER	Beginning balance	$9,895	$9,891	$10,263	$10,243	$10,130
	Deposits	279	517	128	69	323
	Surrenders	(321)	(227)	(201)	(219)	(175)
	Death benefits/annuity payouts	(111)	(96)	(106)	(118)	(102)
	Transfers [2]	27	53	42	49	71

	Net Flows	(126)	247	(137)	(219)	117
	Change in market value/change in reserve/interest credited	122	125	117	106	119

	Ending balance	$9,891	$10,263	$10,243	$10,130	$10,366

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$125,225	$131,420	$133,314	$129,314	$118,050
	Deposits	3,816	3,795	3,254	2,615	2,556
	Surrenders	(3,850)	(3,698)	(4,011)	(3,557)	(3,506)
	Death benefits/annuity payouts	(545)	(515)	(524)	(563)	(562)
	Transfers [2]	34	32	46	47	51

	Net Flows	(545)	(386)	(1,235)	(1,458)	(1,461)
	Change in market value/change in reserve/interest credited	6,740	2,280	(2,765)	(9,805)	(897)
	Other [3]	—	—	—	(1)	19

	Ending balance	$131,420	$133,314	$129,314	$118,050	$115,711

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees. The three months ended June 30, 2008 also includes the crediting of policyholder account. balances associated with the settlement of the New York Attorney General’s investigation related to market timing.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2007	2007	2007	2008	2008

RETAIL MUTUAL FUNDS
	Beginning balance	$40,921	$45,644	$47,785	$48,383	$44,617
	Deposits	3,791	3,369	3,549	3,966	3,967
	Redemptions	(2,042)	(2,718)	(2,289)	(2,845)	(2,066)

	Net Sales	1,749	651	1,260	1,121	1,901
	Change in market value	3,004	1,517	(626)	(4,854)	761
	Other [1]	(30)	(27)	(36)	(33)	(40)

	Ending balance	$45,644	$47,785	$48,383	$44,617	$47,239

[1]	Includes front end loads on A share products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations

Variable life fees	$19	$19	$20	$18	$19	—	6%	$36	$37	3%
Cost of insurance charges	132	134	137	140	143	8%	2%	262	283	8%
Other fees [1]	66	53	75	63	75	14%	19%	134	138	3%

Total fee income	217	206	232	221	237	9%	7%	432	458	6%

Direct premiums	28	28	30	28	30	7%	7%	53	58	9%
Reinsurance premiums	(41)	(42)	(50)	(46)	(49)	(20%)	(7%)	(81)	(95)	(17%)

Net premiums	(13)	(14)	(20)	(18)	(19)	(46%)	(6%)	(28)	(37)	(32%)

Total premiums and other considerations	204	192	212	203	218	7%	7%	404	421	4%

Net investment income
Net investment income on G/A assets	91	92	94	92	95	4%	3%	180	187	4%
Net investment income on assigned capital	3	3	3	4	4	33%	—	6	8	33%
Charge for invested capital	(5)	(4)	(5)	(8)	(7)	(40%)	13%	(10)	(15)	(50%)

Total net investment income	89	91	92	88	92	3%	5%	176	180	2%
Net realized capital losses — core	(1)	—	—	—	—	100%	—	(1)	—	100%

Total core revenues	292	283	304	291	310	6%	7%	579	601	4%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(2)	(16)	(18)	(35)	(25)	NM	29%	7	(60)	NM

Total revenues	290	267	286	256	285	(2%)	11%	586	541	(8%)

Benefits and Expenses
Benefits and losses
Death benefits	74	78	76	91	88	19%	(3%)	144	179	24%
Other contract benefits	6	6	6	5	5	(17%)	—	12	10	(17%)
Change in reserve	(5)	(4)	1	(4)	(3)	40%	25%	(8)	(7)	13%
Interest credited on G/A assets	61	63	64	62	63	3%	2%	124	125	1%

Total benefits and losses	136	143	147	154	153	13%	(1%)	272	307	13%

Other insurance expenses
Commissions & wholesaling expenses	59	58	69	59	57	(3%)	(3%)	118	116	(2%)
Operating expenses	64	65	71	64	70	9%	9%	127	134	6%
Dividends to policyholders	—	1	1	1	1	—	—	1	2	100%
Premium taxes and other expenses	13	8	16	11	12	(8%)	9%	25	23	(8%)

Subtotal — expenses before deferral	136	132	157	135	140	3%	4%	271	275	1%
Deferred policy acquisition costs	(87)	(88)	(105)	(88)	(89)	(2%)	(1%)	(174)	(177)	(2%)

Total other insurance expense	49	44	52	47	51	4%	9%	97	98	1%
Amortization of deferred policy acquisition costs and present value of future profits [1]	42	1	48	32	44	5%	38%	78	76	(3%)

Total benefits and expenses	227	188	247	233	248	9%	6%	447	481	8%

Core earnings before income taxes	65	95	57	58	62	(5%)	7%	132	120	(9%)
Income tax expense [1]	19	31	17	17	19	—	12%	40	36	(10%)

Core earnings [1] [2]	46	64	40	41	43	(7%)	5%	92	84	(9%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(2)	(9)	(9)	(21)	(13)	NM	38%	4	(34)	NM

Net income [1] [2]	$44	$55	$31	$20	$30	(32%)	50%	$96	$50	(48%)

Earnings Margin (After-tax)
Core earnings	15.8%	22.6%	13.2%	14.1%	13.9%	(1.9)	(0.2)	15.9%	14.0%	(1.9)
Net income	15.2%	20.6%	10.8%	7.8%	10.5%	(4.7)	2.7	16.4%	9.2%	(7.2)

[1]	The DAC unlock recorded in the three months ended September 30, 2007 increased both core earnings and net income by $16. The effect on each income statement line item is as follows:

September 30, 2007
Other Fees	$(13)
Amortization of deferred policy acquisition costs	(37)
Income tax expense (benefit)	8

[2]	The three months ended December 31, 2007 includes an additional SOP 03-1 reserve of $5, after the effects of DAC amortization and taxes, related to the implementation of the Company’s AG38 capital solution.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
SALES BY DISTRIBUTION

Wirehouse	$27	$26	$30	$24	$25	(7%)	4%	$47	$49	4%
Banks	10	11	13	9	9	(10%)	—	20	18	(10%)
Independent	27	29	41	29	32	19%	10%	54	61	13%
Other	4	3	5	3	4	—	33%	7	7	—

Total sales by distribution	$68	$69	$89	$65	$70	3%	8%	$128	$135	5%

SALES BY PRODUCT
Variable Life	33	33	38	28	23	(30%)	(18%)	$59	$51	(14%)
Universal life/whole life	29	31	46	32	40	38%	25%	59	72	22%
Term life/other	6	5	5	5	7	17%	40%	10	12	20%

Total sales by product	$68	$69	$89	$65	$70	3%	8%	$128	$135	5%

ACCOUNT VALUE
General account	$5,413	$5,486	$5,591	$5,688	$5,768	7%	1%
Separate account	6,692	6,884	6,758	6,091	6,090	(9%)	—

Total account value	$12,105	$12,370	$12,349	$11,779	$11,858	(2%)	1%

ACCOUNT VALUE BY PRODUCT
Variable life	$7,206	$7,402	$7,284	$6,620	$6,625	(8%)	—
Universal life/interest sensitive whole life	4,208	4,285	4,388	4,485	4,569	9%	2%
Modified guaranteed life	573	564	555	551	542	(5%)	(2%)
Other	118	119	122	123	122	3%	(1%)

Total account value by product	$12,105	$12,370	$12,349	$11,779	$11,858	(2%)	1%

LIFE INSURANCE IN-FORCE
Variable life	$75,496	$76,498	$77,566	$78,145	$78,557	4%	1%
Universal life/interest sensitive whole life	46,750	47,581	48,636	49,415	50,298	8%	2%
Term life	48,536	50,641	52,298	54,369	57,371	18%	6%
Modified guaranteed life	702	687	671	662	648	(8%)	(2%)
Other	319	316	312	307	299	(6%)	(3%)

Total life insurance in-force	$171,803	$175,723	$179,483	$182,898	$187,173	9%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2007	2007	2007	2008	2008

VARIABLE LIFE	Beginning balance	$6,754	$7,206	$7,402	$7,284	$6,620
	First year & single premiums	87	92	93	74	74
	Renewal premiums	140	134	155	142	140

	Premiums and deposits	227	226	248	216	214
	Surrenders	(89)	(77)	(91)	(90)	(99)
	Death benefits	(14)	(18)	(13)	(16)	(20)

	Net Flows	124	131	144	110	95
	Policy fees	(125)	(127)	(130)	(131)	(123)
	Change in market value/interest credited	453	192	(132)	(643)	33

	Ending balance	$7,206	$7,402	$7,284	$6,620	6,625

OTHER [1]	Beginning balance	$4,824	$4,899	$4,968	$5,065	5,159
	First year & single premiums	105	97	111	117	108
	Renewal premiums	109	115	126	121	120

	Premiums and deposits	214	212	237	238	228
	Surrenders	(52)	(54)	(43)	(46)	(54)
	Death benefits	(21)	(20)	(25)	(21)	(24)

	Net Flows	141	138	169	171	150
	Policy fees	(122)	(125)	(129)	(132)	(133)
	Change in market value/interest credited	56	56	57	55	57

	Ending balance	$4,899	$4,968	$5,065	$5,159	5,233

TOTAL INDIVIDUAL LIFE	Beginning balance	$11,578	$12,105	$12,370	$12,349	11,779
	First year & single premiums	192	189	204	191	182
	Renewal premiums	249	249	281	263	260

	Premiums and deposits	441	438	485	454	442
	Surrenders	(141)	(131)	(134)	(136)	(153)
	Death benefits	(35)	(38)	(38)	(37)	(44)

	Net Flows	265	269	313	281	245
	Policy fees	(247)	(252)	(259)	(263)	(256)
	Change in market value/interest credited	509	248	(75)	(588)	90

	Ending balance	$12,105	$12,370	$12,349	$11,779	11,858

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS [1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$56	$58	$59	$56	$57	2%	2%	$106	$113	7%
Mutual fund and other fees	3	4	4	12	40	NM	NM	7	52	NM

Total fee income	59	62	63	68	97	64%	43%	113	165	46%

Direct premiums	1	—	1	1	1	—	—	3	2	(33%)

Total premiums and other considerations	60	62	64	69	98	63%	42%	116	167	44%

Net investment income
Net investment income on G/A assets	88	85	85	85	88	—	4%	173	173	—
Net investment income on assigned capital	3	4	3	4	4	33%	—	6	8	33%
Charge for invested capital	(1)	—	—	—	(1)	—	—	(1)	(1)	—

Total net investment income	90	89	88	89	91	1%	2%	178	180	1%
Net realized losses — core	—	—	—	(1)	(1)	—	—	—	(2)	—

Total core revenues	150	151	152	157	188	25%	20%	294	345	17%
Net realized gains (losses), before tax and DAC, excluded from core revenues	5	(21)	(22)	(35)	(18)	NM	49%	2	(53)	NM

Total revenues	155	130	130	122	170	10%	39%	296	292	(1%)

Benefits and Expenses
Benefits and losses
Death benefits	(1)	—	—	—	—	100%	—	(1)	—	100%
Other contract benefits	12	12	12	11	12	—	9%	24	23	(4%)
Change in reserve	(5)	(6)	(6)	(5)	(5)	—	—	(11)	(10)	9%
Sales inducements	—	—	1	—	—	—	—	—	—	—
Interest credited on G/A assets	56	56	56	59	59	5%	—	112	118	5%

Total benefits and losses	62	62	63	65	66	6%	2%	124	131	6%

Other insurance expenses
Commissions & wholesaling expenses	24	24	24	30	36	50%	20%	47	66	40%
Operating expenses	54	50	61	68	88	63%	29%	103	156	51%
Premium taxes and other expenses	—	—	(1)	1	6	—	NM	1	7	NM

Subtotal — expenses before deferral	78	74	84	99	130	67%	31%	151	229	52%
Deferred policy acquisition costs	(33)	(34)	(39)	(38)	(38)	(15%)	—	(66)	(76)	(15%)

Total other insurance expense	45	40	45	61	92	104%	51%	85	153	80%
Amortization of deferred policy acquisition costs [2]	7	25	12	9	7	—	(22%)	18	16	(11%)

Total benefits and expenses	114	127	120	135	165	45%	22%	227	300	32%

Core earnings before income taxes	36	24	32	22	23	(36%)	5%	67	45	(33%)
Income tax expense (benefit) [2]	10	6	10	5	(10)	NM	NM	18	(5)	NM

Core earnings [2]	26	18	22	17	33	27%	94%	49	50	2%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	2	(14)	(15)	(22)	(2)	NM	91%	1	(24)	NM

Net income (loss) [2]	$28	$4	$7	$(5)	$31	11%	NM	$50	$26	(48%)

RETURN ON ASSETS (After-tax bps)
Core earnings	38.9	25.6	30.8	18.1	28.3	(27%)	56%	37.5	26.5	(29%)
Net income	41.9	5.7	9.8	(5.3)	26.6	(37%)	NM	38.2	13.8	(64%)

[1]	Reflects the acquisition of Sun Life Retirement Srevices, Inc. and Princeton Retirement Group on February 29 and March 28, 2008, respectively.

[2]	The DAC unlock recorded in the three months ended September 30, 2007 decreased both core earnings and net income by $9. The effect on each income statement line item is as follows:

September 30, 2007
Amortization of deferred policy acquisition costs	$14
Income tax expense	(5)

[3]	The three months ended June 30, 2008 includes a tax benefit related to DRD of $15.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Sequential	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change

401(k)
Annuity — plan/participant rollovers	$421	$467	$460	$739	$506	20%	(32%)	$1,207	$1,245	3%
Annuity — ongoing contributions	553	504	511	643	569	3%	(12%)	1,050	1,212	15%

Total 401(k) Annuity	974	971	971	1,382	1,075	10%	(22%)	2,257	2,457	9%
Mutual funds [1]	96	94	108	441	836	NM	90%	216	1,277	NM

Total 401(k)	1,070	1,065	1,079	1,823	1,911	79%	5%	2,473	3,734	51%

403(b)/457
Annuity — plan/participant rollovers	72	79	102	143	57	(21%)	(60%)	161	200	24%
Annuity — ongoing contributions	222	247	235	257	339	53%	32%	458	596	30%

Total 403(b)/457 Annuity	294	326	337	400	396	35%	(1%)	619	796	29%
Mutual funds	6	6	7	26	43	NM	65%	6	69	NM

Total 403(b)/457	300	332	344	426	439	46%	3%	625	865	38%

Total Retirement
401(k) Annuity	974	971	971	1,382	1,075	10%	(22%)	2,257	2,457	9%
403(b)/457 Annuity	294	326	337	400	396	35%	(1%)	619	796	29%

Total Retirememt Plans Annuity deposits	1,268	1,297	1,308	1,782	1,471	16%	(17%)	2,876	3,253	13%
Mutual funds [1]	102	100	115	467	879	NM	88%	222	1,346	NM

Total Retirement Plans Deposits	1,370	1,397	1,423	2,249	2,350	72%	4%	3,098	4,599	48%

[1]	Reflects the acquisition of Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29 and March 28, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2007	2007	2007	2008	2008	Change	Change

401(k)
General account	$1,303	$1,314	$1,298	$1,354	$1,365	5%	1%
Non-guaranteed separate account	12,755	13,371	13,433	13,059	13,467	6%	3%

Total 401(k) — Annuity account value	$14,058	$14,685	$14,731	$14,413	$14,832	6%	3%
Mutual fund assets [1]	1,320	1,389	1,428	20,005	19,748	NM	(1%)

Total 401(k) Assets Under Management	$15,378	$16,074	$16,159	$34,418	$34,580	125%	—

403(b)/457
General account	$4,564	$4,610	$4,627	$4,850	$5,022	10%	4%
Non-guaranteed separate account	7,633	7,876	7,736	7,076	7,175	(6%)	1%

Total 403(b)/457 — Annuity account value	$12,197	$12,486	$12,363	$11,926	$12,197	—	2%
Mutual fund assets	9	20	26	66	106	NM	61%

Total 403(b)/457 Assets Under Management	$12,206	$12,506	$12,389	$11,992	$12,303	1%	3%

TOTAL RETIREMENT
General account	$5,867	$5,924	$5,925	$6,204	$6,387	9%	3%
Non-guaranteed separate account	20,388	21,247	21,169	20,135	20,642	1%	3%

Total Retirement Plans account value	$26,255	$27,171	$27,094	$26,339	$27,029	3%	3%
Mutual fund assets [1]	1,329	1,409	1,454	20,071	19,854	NM	(1%)

Total Retirement Plans Assets Under Management	$27,584	$28,580	$28,548	$46,410	$46,883	70%	1%

RECORDKEEPING ONLY BUSINESS
Assets Under Administration [2]	$—	$—	$—	$5,666	$6,282	—	11%
Number of Participants [3]	—	—	—	142,537	155,618	—	9%

[1]	Prior to March 31, 2008, 401(k) mutual fund assets were predominantly comprised of The Hartford’s 401(k) plan. During the three months ended March 31, 2008, the Company acquired the rights to service $18.7 billion of mutual fund assets from Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29, and March 28, 2008, respectively.

[2]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans Assets Under Management.

[3]	Earnings for assets under administration are predominantly driven by participant count. The participant count represents the actual number of participants.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1] [2]

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2007	2007	2007	2008	2008
401(k) GROUP ANNUITY

ACCOUNT VALUE [1]	Beginning balance	$12,979	$14,058	$14,685	$14,731	$14,413
	Deposits	974	971	971	1,382	1,075
	Surrenders	(550)	(599)	(673)	(617)	(591)
	Death benefits/annuity payouts	(7)	(10)	(8)	(9)	(11)

	Net Flows	417	362	290	756	473
	Change in market value/change in reserve/interest credited	662	265	(244)	(1,074)	(54)

	Ending balance	$14,058	$14,685	$14,731	$14,413	$14,832

403(b)/457 GROUP ANNUITY
ACCOUNT VALUE [1]	Beginning balance	$11,753	$12,197	$12,486	$12,363	$11,926
	Deposits	294	326	337	400	396
	Surrenders	(399)	(306)	(393)	(244)	(245)
	Death benefits/annuity payouts	(12)	(12)	(12)	(12)	(13)

	Net Flows	(117)	8	(68)	144	138
	Change in market value/change in reserve/interest credited	561	281	(55)	(581)	133

	Ending balance	$12,197	$12,486	$12,363	$11,926	$12,197

MUTUAL FUND ASSETS [2] [3]
	Beginning balance	$1,209	$1,329	$1,409	$1,454	$20,071
	Deposits	102	100	115	467	879
	Surrenders	(79)	(82)	(83)	(345)	(1,109)

	Net Flows	23	18	32	122	(230)
	Acquisitions [4]	—	—	—	18,725	—
	Change in market value/change in reserve/interest credited	97	62	13	(230)	13

	Ending balance	$1,329	$1,409	$1,454	$20,071	$19,854

TOTAL RETIREMENT
	Beginning balance	$25,941	$27,584	$28,580	$28,548	$46,410
	Deposits	1,370	1,397	1,423	2,249	2,350
	Surrenders	(1,028)	(987)	(1,149)	(1,206)	(1,945)
	Death benefits/annuity payouts	(19)	(22)	(20)	(21)	(24)

	Net Flows	323	388	254	1,022	381
	Acquisitions [4]	—	—	—	18,725	—
	Change in market value/change in reserve/interest credited	1,320	608	(286)	(1,885)	92

	Ending balance	$27,584	$28,580	$28,548	$46,410	$46,883

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Excludes Assets Under Administration.

[3]	Mutual Fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[4]	Reflects the acquisition of Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29 and March 28, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
Revenues	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
Premiums and other considerations

ASO fees	$9	$8	$9	$9	$9	—	—	$17	$18	6%
Other fees	(1)	—	1	(1)	1	NM	NM	—	—	—

Total fee income	8	8	10	8	10	25%	25%	17	18	6%
Direct premiums	1,030	996	1,015	1,031	1,060	3%	3%	2,057	2,091	2%
Reinsurance premiums	53	57	39	35	30	(43%)	(14%)	102	65	(36%)

Net premiums	1,083	1,053	1,054	1,066	1,090	1%	2%	2,159	2,156	—

Total premiums and other considerations	1,091	1,061	1,064	1,074	1,100	1%	2%	2,176	2,174	—
Net investment income
Net investment income on G/A assets	98	96	96	88	95	(3%)	8%	197	183	(7%)
Net investment income on assigned capital	19	19	19	18	18	(5%)	—	38	36	(5%)

Total net investment income	117	115	115	106	113	(3%)	7%	235	219	(7%)
Net realized capital gains — core	—	3	4	—	—	—	—	—	—	—

Total core revenues	1,208	1,179	1,183	1,180	1,213	—	3%	2,411	2,393	(1%)
Net realized losses, before tax and DAC, excluded from core revenues	(6)	(13)	(20)	(36)	(37)	NM	(3%)	(4)	(73)	NM

Total revenues	1,202	1,166	1,163	1,144	1,176	(2%)	3%	2,407	2,320	(4%)

Benefits and Expenses
Benefits and losses
Death benefits	267	265	261	290	316	18%	9%	533	606	14%
Other contract benefits [1]	479	475	497	475	469	(2%)	(1%)	958	944	(1%)
Change in reserve [1]	47	25	(13)	23	26	(45%)	13%	108	49	(55%)

Total benefits and losses	793	765	745	788	811	2%	3%	1,599	1,599	—

Other insurance expenses
Commissions & wholesaling expenses	147	135	144	148	128	(13%)	(14%)	303	276	(9%)
Operating expenses	129	137	150	135	145	12%	7%	262	280	7%
Premium taxes and other expenses	9	22	22	19	12	33%	(37%)	29	31	7%

Subtotal — expenses before deferral	285	294	316	302	285	—	(6%)	594	587	(1%)
Deferred policy acquisition costs	(11)	(21)	(21)	(17)	(15)	(36%)	12%	(31)	(32)	(3%)

Total other insurance expense	274	273	295	285	270	(1%)	(5%)	563	555	(1%)
Amortization of deferred policy acquisition costs	18	13	14	13	14	(22%)	8%	35	27	(23%)

Total benefits and expenses	1,085	1,051	1,054	1,086	1,095	1%	1%	2,197	2,181	(1%)
Core earnings before income taxes	123	128	129	94	118	(4%)	26%	214	212	(1%)
Income tax expense	37	36	37	24	33	(11%)	38%	60	57	(5%)

Core earnings	86	92	92	70	85	(1%)	21%	154	155	1%
Net realized losses, net of tax and DAC, excluded from core earnings	(3)	(9)	(12)	(24)	(23)	NM	4%	(2)	(47)	NM

Net income	$83	$83	$80	$46	$62	(25%)	35%	$152	$108	(29%)

After-Tax Profit as % of Revenues
Core earnings	7.2%	7.8%	7.8%	5.9%	7.0%	(0.2)	1.1	6.5%	6.5%	—
Net income	7.0%	7.1%	6.9%	4.0%	5.3%	(1.7)	1.3	6.4%	4.7%	(1.7)

[1]	During the three months ended December 31, 2007, a reserve commutation of approximately $30 reduced change in reserve and correspondingly increased other contract benefits upon settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

							Year Over
		THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
		2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
PREMIUMS	Fully Insured — Ongoing Premiums

	Group disability	$463	$459	$466	$480	$497	7%	4%	$933	$977	5%
	Group life	483	482	488	508	526	9%	4%	956	1,034	8%
	Other	122	112	99	78	67	(45%)	(14%)	244	145	(41%)

	Total fully insured — ongoing premiums	1,068	1,053	1,053	1,066	1,090	2%	2%	2,133	2,156	1%

	Total buyouts [1]	15	—	1	—	—	(100%)	—	26	—	(100%)

	Total premiums	1,083	1,053	1,054	1,066	1,090	1%	2%	2,159	2,156	—
	Group disability — premium equivalents [2]	84	85	78	85	85	1%	—	169	170	1%

	Total premiums and premium equivalent	$1,167	$1,138	$1,132	$1,151	$1,175	1%	2%	$2,328	$2,326	—

SALES (GROSS	Fully Insured — Ongoing Sales
ANNUALIZED	Group disability	$40	$54	$54	$190	$54	35%	(72%)	$217	$244	12%
NEW PREMIUMS)	Group life	66	67	75	186	76	15%	(59%)	222	262	18%
	Other	13	4	11	5	5	(62%)	—	66	10	(85%)

	Total fully insured — ongoing sales	119	125	140	381	135	13%	(65%)	505	516	2%

	Total buyouts [1]	24	—	—	—	—	(100%)	—	26	—	(100%)

	Total sales	143	125	140	381	135	(6%)	(65%)	531	516	(3%)
	Group disability premium equivalents [2]	13	22	17	95	6	(54%)	(94%)	67	101	51%

	Total sales and premium equivalents	$156	$147	$157	$476	$141	(10%)	(70%)	$598	$617	3%

RATIOS [3]	Loss Ratio	72.3%	72.1%	70.0%	73.4%	73.7%	1.4	0.3	73.2%	73.6%	0.4
	Expense Ratio	27.1%	27.0%	29.1%	27.7%	25.8%	(1.3)	(1.9)	27.8%	26.8%	(1.0)

GAAP RESERVES [4]	Group disability	$4,652	$4,667	$4,616	$4,657	$4,699	1%	1%
	Group life	1,269	1,281	1,315	1,320	1,331	5%	1%
	Other	168	168	176	146	112	(33%)	(23%)

	Total GAAP reserves	$6,089	$6,116	$6,107	$6,123	$6,142	1%	—

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended June 30, September 30, December 31, 2007, March 31, 2008 and June 30, 2008 are net of reinsurance recoverables of $219, $221, $261, $252 and $241, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Months	3 Months	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
CORE EARNINGS

Japan operations	$63	$88	$68	$70	$64	2%	(9%)	$125	$134	7%
Other international operations	(4)	(9)	(7)	(3)	—	100%	100%	(11)	(3)	73%

Core earnings	$59	$79	$61	$67	$64	8%	(4%)	$114	$131	15%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(18)	11	(23)	(59)	8	NM	NM	(19)	(51)	(168%)

Net income	$41	$90	$38	$8	$72	76%	NM	$95	$80	(16%)

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	$1,754	$1,803	$1,086	$944	$863	(51%)	(9%)	$3,432	$1,807	(47%)
Fixed MVA	12	24	20	172	149	NM	(13%)	40	321	NM

Total deposits by product	$1,766	$1,827	$1,106	$1,116	$1,012	(43%)	(9%)	$3,472	$2,128	(39%)

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	¥211,961	¥212,415	¥122,808	¥99,140	¥90,334	(57%)	(9%)	¥411,484	¥189,474	(54%)
Fixed MVA	1,393	2,792	2,293	17,558	15,609	NM	(11%)	4,784	33,167	NM

Total deposits by product	¥213,354	¥215,207	¥125,101	¥116,698	¥105,943	(50%)	(9%)	¥416,268	¥222,641	(47%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$1,282	$1,386	$646	$520	$469	(63%)	(10%)	$2,466	$989	(60%)
Fixed MVA	(3)	12	5	143	128	NM	(10%)	10	271	NM

Total net flows by product	$1,279	$1,398	$651	$663	$597	(53%)	(10%)	$2,476	$1,260	(49%)

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥154,811	¥163,067	¥73,035	¥54,447	¥49,111	(68%)	(10%)	¥295,368	¥103,558	(65%)
Fixed MVA	(443)	1,354	636	14,580	13,396	NM	(8%)	1,178	27,976	NM

Total net flows by product	¥154,368	¥164,421	¥73,671	¥69,027	¥62,507	(60%)	(9%)	¥296,546	¥131,534	(56%)

JAPAN AUM — Dollars
Individual Annuity
Variable	$32,050	$34,888	$35,793	$36,777	$35,910	12%	(2%)
Fixed MVA	1,658	1,785	1,844	2,198	2,212	33%	1%

Total AUM by product	$33,708	$36,673	$37,637	$38,975	$38,122	13%	(2%)

JAPAN AUM — Yen
Individual Annuity
Variable	¥3,958,157	¥4,012,693	¥3,998,563	¥3,660,549	¥3,806,639	(4%)	4%
Fixed MVA	204,729	205,275	206,028	218,854	234,442	15%	7%

Total AUM by product	¥4,162,886	¥4,217,968	¥4,204,591	¥3,879,403	¥4,041,081	(3%)	4%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
Revenues	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
Premiums and other considerations

Variable annuity fees	$185	$197	$209	$209	$214	16%	2%	$359	$423	18%
Other fees	14	13	15	18	16	14%	(11%)	32	34	6%

Total fee income	199	210	224	227	230	16%	1%	391	457	17%
Reinsurance premiums	(2)	(3)	(3)	(2)	(3)	(50%)	(50%)	(5)	(5)	—

Total premiums and other considerations	197	207	221	225	227	15%	1%	386	452	17%
Net investment income
Net investment income on G/A assets	29	31	29	25	24	(17%)	(4%)	57	49	(14%)
Net investment income on assigned capital	1	—	1	1	1	—	—	2	2	—

Total net investment income	30	31	30	26	25	(17%)	(4%)	59	51	(14%)
Net realized capital losses — core	(19)	(16)	(16)	(7)	(11)	42%	(57%)	(36)	(18)	50%

Total core revenues	208	222	235	244	241	16%	(1%)	409	485	19%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(24)	17	(33)	(108)	3	NM	NM	(27)	(105)	NM

Total revenues	184	239	202	136	244	33%	79%	382	380	(1%)
Benefits and Expenses
Benefits and losses
Death and other benefits [1]	2	(6)	6	8	6	NM	(25%)	4	14	NM
Sales inducements	—	1	—	—	—	—	—	—	—	—
Interest credited on G/A assets	6	6	7	8	8	33%	—	12	16	33%

Total benefits and losses	8	1	13	16	14	75%	(13%)	16	30	88%
Other insurance expenses
Commissions & wholesaling expenses	112	120	78	73	70	(38%)	(4%)	225	143	(36%)
Operating expenses	38	46	50	40	46	21%	15%	71	86	21%
Premium taxes and other expenses	9	6	7	9	5	(44%)	(44%)	18	14	(22%)

Subtotal — expenses before deferral	159	172	135	122	121	(24%)	(1%)	314	243	(23%)
Deferred policy acquisition costs	(115)	(121)	(80)	(69)	(63)	45%	9%	(228)	(132)	42%

Total other insurance expense	44	51	55	53	58	32%	9%	86	111	29%
Amortization of deferred policy acquisition costs [1]	59	34	62	68	70	19%	3%	115	138	20%

Total benefits and expenses	111	86	130	137	142	28%	4%	217	279	29%
Core earnings before income taxes	97	136	105	107	99	2%	(7%)	192	206	7%
Income tax expense [1]	34	48	37	37	35	3%	(5%)	67	72	7%

Core earnings [1]	63	88	68	70	64	2%	(9%)	125	134	7%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(16)	10	(20)	(56)	5	NM	NM	(18)	(51)	(183%)

Net Income [1]	$47	$98	$48	$14	$69	47%	NM	$107	$83	(22%)

RETURN ON ASSETS (After-tax bps)
Core earnings	75.7	100.0	73.2	73.1	66.4	(12%)	(9%)	76.9	70.8	(8%)
Net income	56.5	111.4	51.7	14.6	71.6	27%	NM	65.8	43.8	(33%)

[1]	The DAC unlock recorded in the three months ended September 30, 2007 increased both core earnings and net income by $22. The effect on each income statement line item is as follows:

September 30, 2007
Death and other benefits	$(9)
Amortization of deferred policy acquisition costs	(25)
Income tax expense	12

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Dollars

		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2007	2007	2007	2008	2008

VARIABLE ANNUITIES	Beginning balance	$31,148	$32,050	$34,888	$35,793	$36,777
	Deposits/Premiums/other	1,754	1,803	1,086	944	863
	Surrenders	(364)	(309)	(321)	(298)	(272)
	Death benefits/annuitizations/other	(108)	(108)	(119)	(126)	(122)

	Net Flows	1,282	1,386	646	520	469
	Change in market value/currency/change in reserve/interest credited	1,045	(893)	(801)	(3,722)	976
	Effect of currency translation	(1,425)	2,345	1,060	4,186	(2,312)

	Ending balance	$32,050	$34,888	$35,793	$36,777	$35,910
FIXED MVA AND OTHER	Beginning balance	$1,723	$1,658	$1,785	$1,844	$2,198
	Deposits/Premiums/other	12	24	20	172	149
	Surrenders	(8)	(4)	(8)	(12)	(7)
	Death benefits/annuitizations/other	(7)	(8)	(7)	(17)	(14)

	Net Flows	(3)	12	5	143	128
	Change in market value/currency/change in reserve/interest credited	14	(7)	1	(17)	21
	Effect of currency translation	(76)	122	53	228	(135)

	Ending balance	$1,658	$1,785	$1,844	$2,198	$2,212
TOTAL JAPAN	Beginning balance	$32,871	$33,708	$36,673	$37,637	$38,975
	Deposits/Premiums/other	1,766	1,827	1,106	1,116	1,012
	Surrenders	(372)	(313)	(329)	(310)	(279)
	Death benefits/annuitizations/other	(115)	(116)	(126)	(143)	(136)

	Net Flows	1,279	1,398	651	663	597
	Change in market value/change in reserve/interest credited	1,059	(900)	(800)	(3,739)	997
	Effect of currency translation	(1,501)	2,467	1,113	4,414	(2,447)

	Ending balance	$33,708	$36,673	$37,637	$38,975	$38,122

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Yen

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2007	2007	2007	2008	2008

VARIABLE ANNUITIES	Beginning balance	¥3,677,972	¥3,958,157	¥4,012,693	¥3,998,563	¥3,660,549
	Deposits/Premiums/other	211,961	212,415	122,808	99,140	90,334
	Surrenders	(44,092)	(36,607)	(36,261)	(31,364)	(28,471)
	Death benefits/annuitizations/other	(13,058)	(12,741)	(13,512)	(13,329)	(12,752)

	Net Flows	154,811	163,067	73,035	54,447	49,111
	Change in market value/change in reserve/interest credited	125,374	(108,531)	(87,165)	(392,461)	96,979

	Ending balance	3,958,157	4,012,693	3,998,563	3,660,549	3,806,639

FIXED MVA AND OTHER	Beginning balance	203,489	204,729	205,275	206,028	218,854
	Deposits/Premiums/other	1,393	2,792	2,293	17,558	15,609
	Surrenders	(992)	(529)	(904)	(1,245)	(744)
	Death benefits/annuitizations/other	(844)	(909)	(753)	(1,733)	(1,469)

	Net Flows	(443)	1,354	636	14,580	13,396
	Change in market value/change in reserve/interest credited	723	753	767	790	884
	Effect of currency translation on USD Fixed Annuity products	960	(1,561)	(650)	(2,544)	1,308

	Ending balance	204,729	205,275	206,028	218,854	234,442

TOTAL JAPAN	Beginning balance	3,881,461	4,162,886	4,217,968	4,204,591	3,879,403
	Deposits/Premiums/other	213,354	215,207	125,101	116,698	105,943
	Surrenders	(45,084)	(37,136)	(37,165)	(32,609)	(29,215)
	Death benefits/annuitizations/other	(13,902)	(13,650)	(14,265)	(15,062)	(14,221)

	Net Flows	154,368	164,421	73,671	69,027	62,507
	Change in market value/change in reserve/interest credited	126,097	(107,778)	(86,398)	(391,671)	97,863
	Effect of currency translation on USD Fixed Annuity products	960	(1,561)	(650)	(2,544)	1,308

	Ending balance	¥$4,162,886	¥4,217,968	¥4,204,591	¥3,879,403	¥4,041,081

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations

Variable annuity fees	$13	$20	$21	$19	$20	54%	5%	$32	$39	22%
Cost of insurance charges	20	20	10	17	16	(20%)	(6%)	32	33	3%
Mutual fund and other fees	20	57	9	5	2	(90%)	(60%)	50	7	(86%)

Total fee income	53	97	40	41	38	(28%)	(7%)	114	79	(31%)

Direct premiums	191	411	217	188	242	27%	29%	359	430	20%

Total premiums and other considerations	244	508	257	229	280	15%	22%	473	509	8%

Net investment income
Net investment income on G/A assets	299	311	312	284	269	(10%)	(5%)	583	553	(5%)
Net investment income on assigned capital	9	9	9	9	9	—	—	16	18	13%
Charge for invested capital	—	—	1	1	1	—	—	—	2	—

Total net investment income	308	320	322	294	279	(9%)	(5%)	599	573	(4%)
Net realized capital gains — core	—	1	1	—	—	—	—	—	—	—

Total core revenues	552	829	580	523	559	1%	7%	1,072	1,082	1%
Net realized losses, before tax and DAC, excluded from core revenues	(20)	(47)	(120)	(219)	(87)	NM	60%	(23)	(306)	NM

Total revenues	532	782	460	304	472	(11%)	55%	1,049	776	(26%)

Benefits and Expenses
Benefits and losses
Death benefits	26	22	11	17	13	(50%)	(24%)	38	30	(21%)
Other contract benefits	103	107	117	113	120	17%	6%	200	233	17%
Change in reserve	174	396	192	177	220	26%	24%	328	397	21%
Interest credited on G/A assets	171	167	171	151	135	(21%)	(11%)	325	286	(12%)

Total benefits and losses	474	692	491	458	488	3%	7%	891	946	6%

Other insurance expenses
Commissions & wholesaling expenses	18	15	15	14	15	(17%)	7%	33	29	(12%)
Operating expenses	19	19	23	20	25	32%	25%	37	45	22%
Premium taxes and other expenses	6	56	7	3	(1)	NM	NM	30	2	(93%)

Subtotal — expenses before deferral	43	90	45	37	39	(9%)	5%	100	76	(24%)
Deferred policy acquisition costs	(13)	(9)	(9)	(9)	(9)	31%	—	(32)	(18)	44%

Total other insurance expense	30	81	36	28	30	—	7%	68	58	(15%)
Amortization of deferred policy acquisition costs [1]	2	2	4	6	5	150%	(17%)	17	11	(35%)

Total benefits and expenses	506	775	531	492	523	3%	6%	976	1,015	4%

Core earnings before income taxes	46	54	49	31	36	(22%)	16%	96	67	(30%)
Income tax expense	14	16	14	9	9	(36%)	—	29	18	(38%)

Core earnings [1]	32	38	35	22	27	(16%)	23%	67	49	(27%)
Net realized losses, net of tax and DAC, excluded from core earnings	(13)	(30)	(78)	(142)	(57)	NM	60%	(15)	(199)	NM

Net income (loss) [1]	$19	$8	$(43)	$(120)	$(30)	NM	75%	$52	$(150)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	23.3	26.1	23.0	14.3	17.4	(25%)	22%	25.0	15.8	(37%)
Net income (loss)	13.8	5.5	(28.2)	(78.0)	(19.4)	NM	75%	19.4	(48.5)	NM

[1]	The DAC unlock recorded in the three months ended September 30, 2007 decreased amortization of deferred policy acquisition costs by $1, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change

Institutional

Structured settlements	286	$235	$267	$211	$200	(30%)	(5%)	564	$411	(27%)
Institutional annuities	43	257	10	23	38	(12%)	65%	48	61	27%
Guaranteed interest products	784	831	115	721	552	(30%)	(23%)	1,639	1,273	(22%)
Other	158	58	114	53	119	(25%)	125%	209	172	(18%)

Subtotal	1,271	1,381	506	1,008	909	(28%)	(10%)	2,460	1,917	(22%)
Mutual funds	298	571	504	583	383	29%	(34%)	607	966	59%

Total Institutional	1,569	1,952	1,010	1,591	1,292	(18%)	(19%)	3,067	2,883	(6%)

Private Placement Life Insurance
Corporate owned	786	2,569	450	57	64	(92%)	12%	2,176	121	(94%)
Private clients	3	10	4	13	22	NM	69%	10	35	NM

Total Private Placement Life Insurance	789	2,579	454	70	86	(89%)	23%	2,186	156	(93%)

Total Institutional Solutions Group	$2,358	$4,531	$1,464	$1,661	$1,378	(42%)	(17%)	$5,253	$3,039	(42%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2007	2007	2007	2008	2008	Change	Change

INSTITUTIONAL

General account	$18,899	$19,701	$19,731	$20,197	$20,593	9%	2%
Guaranteed separate account	407	413	421	412	402	(1%)	(2%)
Non-guaranteed separate account	4,821	4,927	4,951	4,675	4,551	(6%)	(3%)

Total Institutional account value	24,127	25,041	25,103	25,284	25,546	6%	1%
Mutual fund assets	2,956	3,398	3,581	3,489	3,844	30%	10%

Total Institutional Assets Under Management	$27,083	$28,439	$28,684	$28,773	$29,390	9%	2%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$3	$2	$4	$5	$5	67%	—
Non-guaranteed separate account	29,050	32,039	32,788	32,779	32,939	13%	—

Total Private Placement Life Insurance account value	29,053	32,041	32,792	32,784	32,944	13%	—

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$18,902	$19,703	$19,735	$20,202	$20,598	9%	2%
Guaranteed separate account	407	413	421	412	402	(1%)	(2%)
Non-guaranteed separate account	33,871	36,966	37,739	37,454	37,490	11%	—

Total Institutional Solutions Group account value	53,180	57,082	57,895	58,068	58,490	10%	1%
Mutual fund assets	2,956	3,398	3,581	3,489	3,844	30%	10%

Total Institutional Solutions Group Assets Under Management	$56,136	$60,480	$61,476	$61,557	$62,334	11%	1%

BY PRODUCT

Institutional
Structured settlements	$5,827	$6,063	$6,322	$6,530	$6,729	15%	3%
Institutional annuities	2,866	3,114	3,113	3,108	3,118	9%	—
Guaranteed interest products	10,363	10,676	10,421	10,644	10,741	4%	1%
Other	5,071	5,188	5,247	5,002	4,958	(2%)	(1%)

Total Institutional	24,127	25,041	25,103	25,284	25,546	6%	1%

Private Placement Life Insurance	29,053	32,041	32,792	32,784	32,944	13%	—

Total Institutional Solutions Group account value	53,180	57,082	57,895	58,068	58,490	10%	1%

Institutional Mutual Fund Assets	2,956	3,398	3,581	3,489	3,844	30%	10%

Total Institutional Solutions Group Assets Under Management	$56,136	$60,480	$61,476	$61,557	$62,334	11%	1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2007	2007	2007	2008	2008
INSTITUTIONAL INVESTMENT PRODUCTS

ACCOUNT VALUE [1]	Beginning balance	$23,159	$24,127	$25,041	$25,103	$25,284
	Deposits	1,271	1,381	506	1,008	909
	Surrenders	(562)	(730)	(572)	(695)	(626)
	Death benefits/annuity payouts	(147)	(150)	(161)	(160)	(171)

	Net Flows	562	501	(227)	153	112
	Change in market value/change in reserve/interest credited	406	413	289	28	150

	Ending balance	$24,127	$25,041	$25,103	$25,284	$25,546

INSTITUTIONAL
MUTUAL FUND ASSETS [2]	Beginning balance	$2,669	$2,956	$3,398	$3,581	$3,489
	Deposits	298	571	504	583	383
	Surrenders	(252)	(224)	(273)	(285)	(201)

	Net Flows	46	347	231	298	182
	Change in market value/change in reserve/interest credited	241	95	(48)	(390)	173

	Ending balance	$2,956	$3,398	$3,581	$3,489	$3,844

PRIVATE PLACEMENT LIFE INSURANCE
ACCOUNT VALUE [1]	Beginning balance	$27,839	$29,053	$32,041	$32,792	$32,784
	Deposits	789	2,579	454	70	86
	Surrenders	(1)	(2)	(29)	(17)	(20)
	Death benefits/annuity payouts	(18)	(11)	(27)	(25)	(47)

	Net Flows	770	2,566	398	28	19
	Change in market value/change in reserve/interest credited	495	462	372	18	197
	Other [3]	(51)	(40)	(19)	(54)	(56)

	Ending balance	$29,053	$32,041	$32,792	$32,784	$32,944

INSTITUTIONAL SOLUTIONS GROUP
	Beginning balance	$53,667	$56,136	$60,480	$61,476	$61,557
	Deposits	2,358	4,531	1,464	1,661	1,378
	Surrenders	(815)	(956)	(874)	(997)	(847)
	Death benefits/annuity payouts	(165)	(161)	(188)	(185)	(218)

	Net Flows	1,378	3,414	402	479	313
	Change in market value/change in reserve/interest credited	1,142	970	613	(344)	520
	Other [3]	(51)	(40)	(19)	(54)	(56)

	Ending balance	$56,136	$60,480	$61,476	$61,557	$62,334

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Mutual Fund assets are an internal measure used by the company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[3]	Primarily consists of cost of insurance and M&E charges.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED					Year Over Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,675	$2,630	$2,513	$2,586	$2,585	(3%)	—	$5,297	$5,171	(2%)
Earned premiums	2,622	2,628	2,623	2,614	2,586	(1%)	(1%)	5,245	5,200	(1%)

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Personal Lines	84	78	30	105	18	(79%)	(83%)	214	123	(43%)
Small Commercial	101	119	204	119	69	(32%)	(42%)	185	188	2%
Middle Market	34	22	55	51	1	(97%)	(98%)	67	52	(22%)
Specialty Commercial	(2)	6	(55)	43	20	NM	(53%)	44	63	43%

Ongoing Operations underwriting results	217	225	234	318	108	(50%)	(66%)	510	426	(16%)
Other Operations [1]	(120)	(43)	(23)	(19)	(58)	52%	NM	(144)	(77)	47%

Total Property & Casualty underwriting results	$97	$182	$211	$299	$50	(48%)	(83%)	$366	$349	(5%)

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	63.6	64.5	65.2	62.2	63.4	0.2	(1.2)	62.7	62.8	(0.1)
Current accident year catastrophes	2.0	1.2	2.5	1.9	6.6	(4.6)	(4.7)	1.5	4.2	(2.7)
Prior accident years [3]	(0.5)	(0.4)	(4.8)	(2.0)	(1.5)	1.0	(0.5)	(0.1)	(1.7)	1.6

Total losses and loss adjustment expenses	65.1	65.3	62.8	62.2	68.5	(3.4)	(6.3)	64.1	65.3	(1.2)

Expenses	26.3	25.9	27.3	25.5	26.5	(0.2)	(1.0)	25.9	26.0	(0.1)
Policyholder dividends [4]	0.4	0.2	0.9	0.2	0.8	(0.4)	(0.6)	0.3	0.5	(0.2)

Combined ratio	91.7	91.4	91.1	87.8	95.8	(4.1)	(8.0)	90.3	91.8	(1.5)

Catastrophes
Current year	2.0	1.2	2.5	1.9	6.6	(4.6)	(4.7)	1.5	4.2	(2.7)
Prior year	0.1	0.3	0.2	(0.4)	—	0.1	(0.4)	—	(0.2)	0.2

Catastrophe ratio	2.1	1.5	2.6	1.5	6.6	(4.5)	(5.1)	1.5	4.0	(2.5)

Combined ratio before catastrophes	89.6	89.9	88.4	86.4	89.2	0.4	(2.8)	88.8	87.8	1.0

Combined ratio before catastrophes and prior year development [3]	90.2	90.6	93.4	87.9	90.7	(0.5)	(2.8)	88.9	89.3	(0.4)

Total Property & Casualty Income and ROE
Net income	$344	$353	$349	$326	$249	(28%)	(24%)	$805	$575	(29%)
Core earnings	$362	$405	$414	$426	$283	(22%)	(34%)	$810	$709	(12%)

Core earnings ROE (last 12 months income-equity x-AOCI)
Ongoing Operations	23.4%	23.7%	23.2%	22.7%	20.0%	(3.4)	(2.7)
Other Operations	3.4%	5.2%	4.4%	4.6%	10.7%	7.3	6.1
Total Property & Casualty	21.5%	21.9%	21.4%	21.1%	19.2%	(2.3)	(1.9)

	PROPERTY & CASUALTY
	Dec. 31,	Jun. 30,
	2007	2008	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in billions)	$8.5	$8.3	$(0.2)
Total Property and Casualty premium to adjusted surplus ratio	1.2	1.2	—

[1]	The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision. The three months ended June 30, 2008 included net asbestos reserve strengthening of $50.

[2]	The three months ended June 30, 2007 included current accident year reserve strengthening, totaling 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening, totaling 0.5 points, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included current accident year reserve strengthening, totaling 0.3 points, primarily related to liability claims under Small Commercial package business.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[4]	Included in policyholder dividends for the three months ended December 31, 2007 and June 30, 2008 were increases of 0.8 points and 0.6 points, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

	THREE MONTHS ENDED					Year Over	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,675	$2,630	$2,513	$2,586	$2,585	(3%)	—	$5,297	$5,171	(2%)
Change in unearned premium reserve	53	2	(110)	(28)	(1)	NM	96%	52	(29)	NM

Earned premiums	2,622	2,628	2,623	2,614	2,586	(1%)	(1%)	5,245	5,200	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,664	1,695	1,708	1,625	1,639	(2%)	1%	3,289	3,264	(1%)
Current accident year catastrophes	52	32	65	50	171	NM	NM	80	221	176%
Prior accident years [2]	104	28	(106)	(36)	16	(85%)	NM	126	(20)	NM

Total losses and loss adjustment expenses	1,820	1,755	1,667	1,639	1,826	—	11%	3,495	3,465	(1%)

Underwriting expenses	695	686	721	671	690	(1%)	3%	1,370	1,361	(1%)
Dividends to policyholders [3]	10	5	24	5	20	100%	NM	14	25	79%

Underwriting results	97	182	211	299	50	(48%)	(83%)	366	349	(5%)

Net servicing income	14	16	11	(1)	8	(43%)	NM	25	7	(72%)
Net investment income [4]	446	407	421	365	391	(12%)	7%	859	756	(12%)
Periodic net coupon settlements on credit derivatives, before-tax	3	5	4	2	1	(67%)	(50%)	6	3	(50%)
Other expenses [5]	(58)	(64)	(67)	(59)	(65)	(12%)	(10%)	(118)	(124)	(5%)
Income tax expense	(140)	(141)	(166)	(180)	(102)	27%	43%	(328)	(282)	14%

Core earnings	362	405	414	426	283	(22%)	(34%)	810	709	(12%)

Add: Net realized capital losses, after-tax, excluded from core earnings	(18)	(52)	(65)	(100)	(34)	(89%)	66%	(5)	(134)	NM

Net income	$344	$353	$349	$326	$249	(28%)	(24%)	$805	$575	(29%)

Total Property & Casualty effective tax rate — net income	27.6%	24.2%	27.4%	27.9%	25.1%	(2.5)	(2.8)	28.8%	26.7%	(2.1)
Total Property & Casualty effective tax rate — core earnings	27.9%	25.8%	28.7%	29.7%	26.4%	(1.5)	(3.3)	28.8%	28.4%	(0.4)

[1]	The three months ended June 30, 2007 included current accident year reserve strengthening of $10, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included current accident year reserve strengthening of $7, primarily related to liability claims under Small Commercial package business.

[2]	The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision. The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims.

[3]	Included in policyholder dividends for the three months ended December 31, 2007 and June 30, 2008 were increases of $20 and $15, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[4]	The decrease in net investment income for the three and six months ended June 30, 2008 was primarily driven by lower returns on limited partnerships and other alternative investments, largely due to lower returns on hedge funds and real estate partnerships.

[5]	The three months ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008 included $12, $12, $11, $10 and $11 of interest charged by Corporate on the amount of capital held by the Property and Casualty operation in excess of the amount needed to support the capital requirements of the Property and Casualty operation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
ONGOING OPERATIONS UNDERWRITING RESULTS

Written premiums	$2,674	$2,628	$2,511	$2,584	$2,583	(3%)	—	$5,296	$5,167	(2%)
Change in unearned premium reserve	53	2	(110)	(29)	(1)	NM	97%	52	(30)	NM

Earned premiums	2,621	2,626	2,621	2,613	2,584	(1%)	(1%)	5,244	5,197	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,664	1,695	1,708	1,625	1,639	(2%)	1%	3,289	3,264	(1%)
Current accident year catastrophes	52	32	65	50	171	NM	NM	80	221	176%
Prior accident years [2]	(12)	(11)	(126)	(51)	(39)	NM	24%	(8)	(90)	NM

Total losses and loss adjustment expenses	1,704	1,716	1,647	1,624	1,771	4%	9%	3,361	3,395	1%

Underwriting expenses	690	680	716	666	685	(1%)	3%	1,359	1,351	(1%)
Dividends to policyholders [3]	10	5	24	5	20	100%	NM	14	25	79%

Underwriting results	217	225	234	318	108	(50%)	(66%)	510	426	(16%)

Net servicing income	14	16	11	(1)	8	(43%)	NM	25	7	(72%)
Net investment income [4]	385	346	357	310	334	(13%)	8%	736	644	(13%)
Periodic net coupon settlements on credit derivatives, before-tax	3	5	4	2	1	(67%)	(50%)	6	3	(50%)
Other expenses [5]	(56)	(63)	(69)	(57)	(65)	(16%)	(14%)	(116)	(122)	(5%)
Income tax expense	(165)	(138)	(155)	(172)	(105)	36%	39%	(343)	(277)	19%

Core earnings	398	391	382	400	281	(29%)	(30%)	818	681	(17%)

Add: Net realized capital losses, after-tax, excluded from core earnings	(14)	(50)	(59)	(88)	(35)	(150%)	60%	(5)	(123)	NM

Net income	$384	$341	$323	$312	$246	(36%)	(21%)	$813	$558	(31%)

Ongoing Operations effective tax rate — net income	29.1%	24.5%	27.6%	28.4%	26.0%	(3.1)	(2.4)	29.5%	27.4%	(2.1)
Ongoing Operations effective tax rate — core earnings	29.3%	26.1%	28.9%	30.0%	27.3%	(2.0)	(2.7)	29.6%	28.9%	(0.7)

[1]	The three months ended June 30, 2007 included current accident year reserve strengthening of $10, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included current accident year reserve strengthening of $7, primarily related to liability claims under Small Commercial package business.

[2]	The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims. The six months ended June 30, 2008 included $58 of reserve releases related to workers’ compensation claims and $20 of reserve releases related to professional liability claims.

[3]	Included in policyholder dividends for the three months ended December 31, 2007 and June 30, 2008 were increases of $20 and $15, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[4]	The decrease in net investment income for the three and six months ended June 30, 2008 was primarily driven by lower returns on limited partnerships and other alternative investments, largely due to lower returns on hedge funds and real estate partnerships.

[5]	The three months ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008 included $12, $12, $11, $10 and $11 of interest charged by Corporate on the amount of capital held by the Property and Casualty operation in excess of the amount needed to support the capital requirements of the Property and Casualty operation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2008

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$1,029	$679	$513	$362	$2,583
Change in unearned premium reserve	49	(4)	(46)	—	(1)

Earned premiums	980	683	559	362	2,584

Losses and loss adjustment expenses
Current accident year before catastrophes	645	380	369	245	1,639
Current accident year catastrophes	97	35	33	6	171
Prior accident years	1	(2)	(22)	(16)	(39)

Total losses and loss adjustment expenses	743	413	380	235	1,771

Underwriting expenses	219	198	165	103	685
Dividends to policyholders	—	3	13	4	20

Underwriting results	$18	$69	$1	$20	$108

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	65.9	55.5	66.2	67.4	63.4
Current accident year catastrophes	9.8	5.2	5.8	1.9	6.6
Prior accident years [1]	—	(0.3)	(3.9)	(4.2)	(1.5)

Total losses and loss adjustment expenses	75.8	60.4	68.1	65.1	68.5

Expenses	22.4	29.0	29.4	28.6	26.5
Policyholder dividends	—	0.5	2.4	1.0	0.8

Combined ratio	98.1	89.8	99.8	94.7	95.8

Catastrophes
Current year	9.8	5.2	5.8	1.9	6.6
Prior year	0.3	0.1	(0.4)	(0.5)	—

Catastrophe ratio	10.1	5.3	5.4	1.4	6.6

Combined ratio before catastrophes	88.0	84.5	94.4	93.3	89.2

Combined ratio before catastrophes and prior year development [1]	88.3	84.9	97.9	97.0	90.7

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$1,965	$1,422	$1,061	$719	$5,167
Change in unearned premium reserve	2	52	(74)	(10)	(30)

Earned premiums	1,963	1,370	1,135	729	5,197

Losses and loss adjustment expenses
Current accident year before catastrophes	1,280	750	741	493	3,264
Current accident year catastrophes	127	44	42	8	221
Prior accident years	(7)	(4)	(38)	(41)	(90)

Total losses and loss adjustment expenses	1,400	790	745	460	3,395

Underwriting expenses	440	388	323	200	1,351
Dividends to policyholders	—	4	15	6	25

Underwriting results	$123	$188	$52	$63	$426

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	65.3	54.6	65.3	67.6	62.8
Current accident year catastrophes	6.4	3.2	3.7	1.1	4.2
Prior accident years [1]	(0.4)	(0.3)	(3.3)	(5.6)	(1.7)

Total losses and loss adjustment expenses	71.3	57.6	65.7	63.1	65.3

Expenses	22.4	28.3	28.4	27.5	26.0
Policyholder dividends	—	0.3	1.3	0.8	0.5

Combined ratio	93.7	86.2	95.5	91.4	91.8

Catastrophes
Current year	6.4	3.2	3.7	1.1	4.2
Prior year	(0.2)	0.1	(0.1)	(1.1)	(0.2)

Catastrophe ratio	6.3	3.3	3.6	(0.1)	4.0

Combined ratio before catastrophes	87.5	82.9	91.8	91.4	87.8

Combined ratio before catastrophes and prior year development [1]	87.7	83.3	95.1	95.9	89.3

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS

Written premiums	$2,674	$2,628	$2,511	$2,584	$2,583	(3%)	—	$5,296	$5,167	(2%)
Change in unearned premium reserve	53	2	(110)	(29)	(1)	NM	97%	52	(30)	NM

Earned premiums	2,621	2,626	2,621	2,613	2,584	(1%)	(1%)	5,244	5,197	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,664	1,695	1,708	1,625	1,639	(2%)	1%	3,289	3,264	(1%)
Current accident year catastrophes	52	32	65	50	171	NM	NM	80	221	176%
Prior accident years [2]	(12)	(11)	(126)	(51)	(39)	NM	24%	(8)	(90)	NM

Total losses and loss adjustment expenses	1,704	1,716	1,647	1,624	1,771	4%	9%	3,361	3,395	1%

Underwriting expenses	690	680	716	666	685	(1%)	3%	1,359	1,351	(1%)
Dividends to policyholders [3]	10	5	24	5	20	100%	NM	14	25	79%

Underwriting results	$217	$225	$234	$318	$108	(50%)	(66%)	$510	$426	(16%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	63.6	64.5	65.2	62.2	63.4	0.2	(1.2)	62.7	62.8	(0.1)
Current accident year catastrophes	2.0	1.2	2.5	1.9	6.6	(4.6)	(4.7)	1.5	4.2	(2.7)
Prior accident years [2] [4]	(0.5)	(0.4)	(4.8)	(2.0)	(1.5)	1.0	(0.5)	(0.1)	(1.7)	1.6

Total losses and loss adjustment expenses	65.1	65.3	62.8	62.2	68.5	(3.4)	(6.3)	64.1	65.3	(1.2)

Expenses	26.3	25.9	27.3	25.5	26.5	(0.2)	(1.0)	25.9	26.0	(0.1)
Policyholder dividends	0.4	0.2	0.9	0.2	0.8	(0.4)	(0.6)	0.3	0.5	(0.2)

Combined ratio	91.7	91.4	91.1	87.8	95.8	(4.1)	(8.0)	90.3	91.8	(1.5)

Catastrophes
Current year	2.0	1.2	2.5	1.9	6.6	(4.6)	(4.7)	1.5	4.2	(2.7)
Prior year	0.1	0.3	0.2	(0.4)	—	0.1	(0.4)	—	(0.2)	0.2

Catastrophe ratio	2.1	1.5	2.6	1.5	6.6	(4.5)	(5.1)	1.5	4.0	(2.5)

Combined ratio before catastrophes	89.6	89.9	88.4	86.4	89.2	0.4	(2.8)	88.8	87.8	1.0

Combined ratio before catastrophes and prior year development [4]	90.2	90.6	93.4	87.9	90.7	(0.5)	(2.8)	88.9	89.3	(0.4)

[1]	The three months ended June 30, 2007 included current accident year reserve strengthening, totaling $10 or 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $13 or 0.5 points, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included current accident year reserve strengthening, totaling $7 or 0.3 points, primarily related to liability claims under Small Commercial package business.

[2]	The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims. The six months ended June 30, 2008 included $58 of reserve releases related to workers’ compensation claims and $20 of reserve releases related to professional liability claims.

[3]	Included in policyholder dividends for the three months ended December 31, 2007 and June 30, 2008 were increases of $20 and $15, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS

Written premiums	$1,039	$1,035	$934	$936	$1,029	(1%)	10%	$1,978	$1,965	(1%)
Change in unearned premium reserve	72	51	(51)	(47)	49	(32%)	NM	58	2	(97%)

Earned premiums	967	984	985	983	980	1%	—	1,920	1,963	2%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	628	659	696	635	645	3%	2%	1,221	1,280	5%
Current accident year catastrophes	32	26	50	30	97	NM	NM	49	127	159%
Prior accident years [2]	4	7	(19)	(8)	1	(75%)	NM	8	(7)	NM

Total losses and loss adjustment expenses	664	692	727	657	743	12%	13%	1,278	1,400	10%

Underwriting expenses	219	214	228	221	219	—	(1%)	428	440	3%

Underwriting results	$84	$78	$30	$105	$18	(79%)	(83%)	$214	$123	(43%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	65.1	66.9	70.5	64.6	65.9	(0.8)	(1.3)	63.7	65.3	(1.6)
Current accident year catastrophes	3.3	2.6	5.1	3.1	9.8	(6.5)	(6.7)	2.5	6.4	(3.9)
Prior accident years [2] [3]	0.3	0.7	(1.9)	(0.8)	—	0.3	(0.8)	0.4	(0.4)	0.8

Total losses and loss adjustment expenses	68.7	70.1	73.8	66.9	75.8	(7.1)	(8.9)	66.6	71.3	(4.7)

Expenses	22.6	21.9	23.2	22.4	22.4	0.2	—	22.2	22.4	(0.2)

Combined ratio	91.3	92.0	97.0	89.4	98.1	(6.8)	(8.7)	88.9	93.7	(4.8)

Catastrophes
Current year	3.3	2.6	5.1	3.1	9.8	(6.5)	(6.7)	2.5	6.4	(3.9)
Prior year	0.3	0.4	0.1	(0.7)	0.3	—	(1.0)	0.2	(0.2)	0.4

Catastrophe ratio	3.6	3.0	5.2	2.5	10.1	(6.5)	(7.6)	2.7	6.3	(3.6)

Combined ratio before catastrophes	87.7	89.0	91.7	86.9	88.0	(0.3)	(1.1)	86.1	87.5	(1.4)

Combined ratio before catastrophes and prior year development [3]	87.7	88.7	93.7	87.0	88.3	(0.6)	(1.3)	85.9	87.7	(1.8)

COMBINED RATIO
Automobile	95.9	95.9	102.3	92.6	94.3	1.6	(1.7)	93.3	93.5	(0.2)
Homeowners	79.0	81.9	83.1	81.1	107.9	(28.9)	(26.8)	76.9	94.4	(17.5)

Total	91.3	92.0	97.0	89.4	98.1	(6.8)	(8.7)	88.9	93.7	(4.8)

[1]	The three months ended June 30, 2007 included current accident year reserve strengthening, totaling $10 or 1.1 points, related to auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $19 or 1.9 points, related to auto liability claims.

[2]	The three months ended December 31, 2007 included a reserve release of $16 related to auto liability claims.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$727	$724	$649	$662	$741	2%	12%	$1,377	$1,403	2%
Agency	293	294	267	258	271	(8%)	5%	562	529	(6%)
Other	19	17	18	16	17	(11%)	6%	39	33	(15%)

Total	$1,039	$1,035	$934	$936	$1,029	(1%)	10%	$1,978	$1,965	(1%)

EARNED PREMIUMS [1]

AARP	$663	$680	$685	$687	$691	4%	1%	$1,316	$1,378	5%
Agency	282	283	281	277	273	(3%)	(1%)	559	550	(2%)
Other	22	21	19	19	16	(27%)	(16%)	45	35	(22%)

Total	$967	$984	$985	$983	$980	1%	—	$1,920	$1,963	2%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$739	$732	$678	$698	$729	(1%)	4%	$1,438	$1,427	(1%)
Homeowners	300	303	256	238	300	—	26%	540	538	—

Total	$1,039	$1,035	$934	$936	$1,029	(1%)	10%	$1,978	$1,965	(1%)

EARNED PREMIUMS [1]

Automobile	$705	$712	$712	$706	$707	—	—	$1,398	$1,413	1%
Homeowners	262	272	273	277	273	4%	(1%)	522	550	5%

Total	$967	$984	$985	$983	$980	1%	—	$1,920	$1,963	2%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)
Automobile	—	—	—	3%	3%	3%	—	—	3%	3%
Homeowners	6%	5%	3%	3%	2%	(4%)	(1%)	7%	2%	(5%)

Premium Retention
Automobile	88%	88%	87%	88%	87%	(1%)	(1%)	89%	88%	(1%)
Homeowners	97%	94%	93%	88%	91%	(6%)	3%	98%	90%	(8%)

New Business Premium $
Automobile	$115	$108	$84	$84	$87	(24%)	4%	$232	$171	(26%)
Homeowners	$39	$36	$28	$24	$27	(31%)	13%	$76	$51	(33%)

Policies in force
Automobile	2,342,883	2,359,246	2,349,402	2,339,871	2,326,188	(1%)	(1%)
Homeowners	1,476,340	1,484,157	1,481,542	1,477,335	1,471,920	—	—

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SMALL COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS

Written premiums	$694	$664	$649	$743	$679	(2%)	(9%)	$1,434	$1,422	(1%)
Change in unearned premium reserve	10	(19)	(39)	56	(4)	NM	NM	69	52	(25%)

Earned premiums	684	683	688	687	683	—	(1%)	1,365	1,370	—

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	399	406	392	370	380	(5%)	3%	796	750	(6%)
Current accident year catastrophes	12	6	3	9	35	192%	NM	19	44	132%
Prior accident years [2]	(27)	(47)	(130)	(2)	(2)	93%	—	(32)	(4)	88%

Total losses and loss adjustment expenses	384	365	265	377	413	8%	10%	783	790	1%

Underwriting expenses	197	197	208	190	198	1%	4%	394	388	(2%)
Dividends to policyholders [3]	2	2	11	1	3	50%	NM	3	4	33%

Underwriting results	$101	$119	$204	$119	$69	(32%)	(42%)	$185	$188	2%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	58.4	59.4	56.9	53.8	55.5	2.9	(1.7)	58.4	54.6	3.8
Current accident year catastrophes	1.8	0.8	0.4	1.3	5.2	(3.4)	(3.9)	1.4	3.2	(1.8)
Prior accident years [2] [4]	(3.9)	(6.9)	(18.8)	(0.3)	(0.3)	(3.6)	—	(2.3)	(0.3)	(2.0)

Total losses and loss adjustment expenses	56.3	53.3	38.6	54.8	60.4	(4.1)	(5.6)	57.4	57.6	(0.2)

Expenses	28.8	28.8	30.2	27.7	29.0	(0.2)	(1.3)	28.9	28.3	0.6
Policyholder dividends	0.2	0.3	1.6	0.2	0.5	(0.3)	(0.3)	0.2	0.3	(0.1)

Combined ratio	85.4	82.4	70.4	82.7	89.8	(4.4)	(7.1)	86.5	86.2	0.3

Catastrophes
Current year	1.8	0.8	0.4	1.3	5.2	(3.4)	(3.9)	1.4	3.2	(1.8)
Prior year	0.1	0.1	—	—	0.1	—	(0.1)	0.2	0.1	0.1

Catastrophe ratio	1.9	1.0	0.5	1.3	5.3	(3.4)	(4.0)	1.6	3.3	(1.7)

Combined ratio before catastrophes	83.4	81.5	69.9	81.3	84.5	(1.1)	(3.2)	84.9	82.9	2.0

Combined ratio before catastrophes and prior year development [4]	87.5	88.5	88.8	81.7	84.9	2.6	(3.2)	87.4	83.3	4.1

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(1%)	(1%)	(3%)	(2%)	(3%)	(2%)	(1%)	(1%)	(3%)	(2%)

Premium Retention	84%	84%	83%	83%	81%	(3%)	(2%)	85%	82%	(3%)

New Business Premium $	$126	$116	$110	$127	$117	(7%)	(8%)	$255	$244	(4%)

Policies in force	1,020,262	1,031,855	1,038,542	1,048,057	1,057,058	4%	1%

[1]	The three months ended December 31, 2007 included a current accident year reserve release, totaling $24 or 3.5 points, related to workers’ compensation business, substantially offset by current accident year reserve strengthening, totaling $18 or 2.6 points, related to package business. The three months ended June 30, 2008 included current accident year reserve strengthening, totaling $7 or 1.0 point, primarily related to liability claims under package business.

[2]	The three and six months ended June 30, 2007 included a reserve release of $18 related to workers’ compensation business and a reserve release of $12 related to package business. The three months ended September 30, 2007 included a reserve release of $47 on workers’ compensation business for recent accident years. The three months ended December 31, 2007 included reserve releases of $110 related to workers’ compensation business and a reserve release of $17 related to package business. The six months ended June 30, 2008 included reserve releases of $39 related to workers’ compensation business, largely offset by reserve strengthening of $17 for general liability reserves.

[3]	Included in policyholder dividends for the three months ended December 31, 2007 was a $10 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
MIDDLE MARKET
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS

Written premiums	$536	$573	$591	$548	$513	(4%)	(6%)	$1,093	$1,061	(3%)
Change in unearned premium reserve	(56)	(9)	19	(28)	(46)	18%	(64%)	(104)	(74)	29%

Earned premiums	592	582	572	576	559	(6%)	(3%)	1,197	1,135	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	381	384	378	372	369	(3%)	(1%)	761	741	(3%)
Current accident year catastrophes	5	(1)	6	9	33	NM	NM	10	42	NM
Prior accident years [2]	(2)	11	(41)	(16)	(22)	NM	(38%)	16	(38)	NM

Total losses and loss adjustment expenses	384	394	343	365	380	(1%)	4%	787	745	(5%)

Underwriting expenses	168	165	169	158	165	(2%)	4%	335	323	(4%)
Dividends to policyholders [3]	6	1	5	2	13	117%	NM	8	15	88%

Underwriting results	$34	$22	$55	$51	$1	(97%)	(98%)	$67	$52	(22%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	64.2	66.1	66.1	64.5	66.2	(2.0)	(1.7)	63.5	65.3	(1.8)
Current accident year catastrophes	0.9	—	1.0	1.6	5.8	(4.9)	(4.2)	0.8	3.7	(2.9)
Prior accident years [2] [4]	(0.5)	1.8	(7.1)	(2.7)	(3.9)	3.4	1.2	1.3	(3.3)	4.6

Total losses and loss adjustment expenses	64.6	67.9	59.9	63.4	68.1	(3.5)	(4.7)	65.7	65.7	—

Expenses	28.5	28.2	29.6	27.5	29.4	(0.9)	(1.9)	28.0	28.4	(0.4)
Policyholder dividends	1.1	0.3	0.8	0.3	2.4	(1.3)	(2.1)	0.7	1.3	(0.6)

Combined ratio	94.1	96.3	90.3	91.2	99.8	(5.7)	(8.6)	94.4	95.5	(1.1)

Catastrophes
Current year	0.9	—	1.0	1.6	5.8	(4.9)	(4.2)	0.8	3.7	(2.9)
Prior year	(0.2)	(0.3)	0.5	0.3	(0.4)	0.2	0.7	(0.4)	(0.1)	(0.3)

Catastrophe ratio	0.8	(0.3)	1.5	1.9	5.4	(4.6)	(3.5)	0.4	3.6	(3.2)

Combined ratio before catastrophes	93.4	96.6	88.8	89.3	94.4	(1.0)	(5.1)	93.9	91.8	2.1

Combined ratio before catastrophes and prior year development [4]	93.7	94.5	96.4	92.3	97.9	(4.2)	(5.6)	92.2	95.1	(2.9)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(4%)	(3%)	(6%)	(6%)	(7%)	(3%)	(1%)	(4%)	(6%)	(2%)

Premium Retention	76%	77%	79%	80%	78%	2%	(2%)	77%	79%	2%

New Business Premium $	$97	$93	$94	$104	$100	3%	(4%)	$203	$204	—

Policies in force	79,539	79,813	80,377	81,482	82,578	4%	1%

[1]	The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $7 or 1.2 points, related to general liability, substantially offset by a current accident year reserve release, totaling $4 or 0.7 points, related to workers’ compensation business.

[2]	The three months ended September 30, 2007 included reserve strengthening of $40 on workers’ compensation business for older accident years, partially offset by a reserve release of $11 on workers’ compensation business for recent accident years. The three months ended December 31, 2007 included a $39 release of general liability reserves for recent accident years. The six months ended June 30, 2008 included a reserve release of $19 on workers’ compensation business primarily for recent accident years.

[3]	Included in policyholder dividends for the three months ended June 30, 2008 was an $11 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS

Written premiums	$405	$356	$337	$357	$362	(11%)	1%	$791	$719	(9%)
Change in unearned premium reserve	27	(21)	(39)	(10)	—	(100%)	100%	29	(10)	NM

Earned premiums	378	377	376	367	362	(4%)	(1%)	762	729	(4%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	256	246	242	248	245	(4%)	(1%)	511	493	(4%)
Current accident year catastrophes	3	1	6	2	6	100%	NM	2	8	NM
Prior accident years [2]	13	18	64	(25)	(16)	NM	36%	—	(41)	—

Total losses and loss adjustment expenses	272	265	312	225	235	(14%)	4%	513	460	(10%)

Underwriting expenses	106	104	111	97	103	(3%)	6%	202	200	(1%)
Dividends to policyholders [3]	2	2	8	2	4	100%	100%	3	6	100%

Underwriting results	$(2)	$6	$(55)	$43	$20	NM	(53%)	$44	$63	43%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	68.0	65.5	64.9	67.9	67.4	0.6	0.5	66.9	67.6	(0.7)
Current accident year catastrophes	0.6	0.2	1.5	0.3	1.9	(1.3)	(1.6)	0.3	1.1	(0.8)
Prior accident years [2] [4]	3.8	5.0	16.6	(7.0)	(4.2)	8.0	(2.8)	0.1	(5.6)	5.7

Total losses and loss adjustment expenses	72.4	70.7	83.0	61.2	65.1	7.3	(3.9)	67.3	63.1	4.2

Expenses	27.8	27.7	29.4	26.4	28.6	(0.8)	(2.2)	26.5	27.5	(1.0)
Policyholder dividends	0.4	0.3	2.3	0.5	1.0	(0.6)	(0.5)	0.4	0.8	(0.4)

Combined ratio	100.6	98.6	114.7	88.0	94.7	5.9	(6.7)	94.2	91.4	2.8

Catastrophes
Current year	0.6	0.2	1.5	0.3	1.9	(1.3)	(1.6)	0.3	1.1	(0.8)
Prior year	—	1.2	0.1	(1.8)	(0.5)	0.5	(1.3)	(0.5)	(1.1)	0.6

Catastrophe ratio	0.6	1.4	1.6	(1.5)	1.4	(0.8)	(2.9)	(0.2)	(0.1)	(0.1)

Combined ratio before catastrophes	100.0	97.2	113.1	89.6	93.3	6.7	(3.7)	94.4	91.4	3.0

Combined ratio before catastrophes and prior year development [4]	96.3	93.5	96.6	94.7	97.0	(0.7)	(2.3)	93.8	95.9	(2.1)

[1]	The three months ended December 31, 2007 included a current accident year reserve release, totaling $3 or 0.8 points, related to workers’ compensation business.

[2]	The three months ended December 31, 2007 included a $35 strengthening of workers’ compensation reserves and a $34 strengthening of liability reserves, each primarily for older accident years, partially offset by a $15 reserve release for professional liability claims. The six months ended June 30, 2008 included a reserve release of $20 for professional liability claims.

[3]	Included in policyholder dividends for the three months ended December 31, 2007 was a $7 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change

WRITTEN PREMIUMS [1]

Property	$59	$44	$36	$24	$30	(49%)	25%	$100	$54	(46%)
Casualty	147	119	103	159	135	(8%)	(15%)	312	294	(6%)
Professional Liability, Fidelity and Surety	178	173	179	152	176	(1%)	16%	337	328	(3%)
Other	21	20	19	22	21	—	(5%)	42	43	2%

Total	$405	$356	$337	$357	$362	(11%)	1%	$791	$719	(9%)

EARNED PREMIUMS [1]

Property	$49	$52	$49	$44	$40	(18%)	(9%)	$101	$84	(17%)
Casualty	138	130	134	132	132	(4%)	—	279	264	(5%)
Professional Liability, Fidelity and Surety	168	176	171	170	169	1%	(1%)	338	339	—
Other	23	19	22	21	21	(9%)	—	44	42	(5%)

Total	$378	$377	$376	$367	$362	(4%)	(1%)	$762	$729	(4%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS

Written premiums	$1	$2	$2	$2	$2	100%	—	$1	$4	NM
Change in unearned premium reserve	—	—	—	1	—	—	(100%)	—	1	—

Earned premiums	1	2	2	1	2	100%	100%	1	3	NM

Losses and loss adjustment expenses
Current accident year before catastrophes	—	—	—	—	—	—	—	—	—	—
Current accident year catastrophes	—	—	—	—	—	—	—	—	—	—
Prior accident years [1]	116	39	20	15	55	(53%)	NM	134	70	(48%)

Total losses and loss adjustment expenses	116	39	20	15	55	(53%)	NM	134	70	(48%)

Underwriting expenses	5	6	5	5	5	—	—	11	10	(9%)

Underwriting results	$(120)	$(43)	$(23)	$(19)	$(58)	52%	NM	$(144)	$(77)	47%

Net investment income	61	61	64	55	57	(7%)	4%	123	112	(9%)
Other expenses	(2)	(1)	2	(2)	—	100%	100%	(2)	(2)	—
Income tax benefit (expense)	25	(3)	(11)	(8)	3	(88%)	NM	15	(5)	NM

Core earnings	(36)	14	32	26	2	NM	(92%)	(8)	28	NM
Add: Net realized capital (losses) gains, after-tax	(4)	(2)	(6)	(12)	1	NM	NM	—	(11)	—

Net (loss) income	$(40)	$12	$26	$14	$3	NM	(79%)	$(8)	$17	NM

[1]	The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision. The three months ended September 30, 2007 included environmental reserve strengthening of $25. The three months ended June 30, 2008 included net asbestos reserve strengthening of $50.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

For the Three Months Ended June 30, 2008	Asbestos		Environmental	All Other [1]	Total

Beginning liability — net [2] [3]	$1,949		$244	$1,874	$4,067
Losses and loss adjustment expenses incurred	54		—	1	55
Losses and loss adjustment expenses paid	(36)		(7)	(72)	(115)

Ending liability — net [2] [3]	$1,967	[4]	$237	$1,803	$4,007

For the Six Months Ended June 30, 2008	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$1,998		$251	$1,888	$4,137
Losses and loss adjustment expenses incurred	56		—	14	70
Losses and loss adjustment expenses paid	(87)		(14)	(99)	(200)

Ending liability — net [2] [3]	$1,967	[4]	$237	$1,803	$4,007

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $12 and $6, respectively, as of June 30, 2008, $9 and $5, respectively, as of March 31, 2008 and $9 and $6, respectively, as of December 31, 2007. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three and six months ended June 30, 2008 includes $7 and $8, respectively, related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three and six months ended June 30, 2008 includes $3 and $5, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $2,676 and $271, respectively, as of June 30, 2008, $2,654 and $278, respectively, as of March 31, 2008, and $2,707 and $290, respectively, as of December 31, 2007.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $265 and $279, respectively, resulting in a one year net survival ratio of 7.5 and a three year net survival ratio of 7.1. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SUMMARY OF GROSS ASBESTOS RESERVES
AS OF JUNE 30, 2008

	Number of	All Time	Total	All Time
	Accounts [1]	Paid [2]	Reserves	Ultimate[2]

Major Asbestos Defendants [4]
Structured settlements (includes 2 Wellington accounts)	5	$194	$408	$602
Wellington (direct only)	31	968	67	1,035
Other major asbestos defendants	29	482	168	650
No known policies (includes 3 Wellington accounts)	5	—	—	—
Accounts with future exposure > $2.5	74	715	603	1,318
Accounts with future exposure < $2.5	1,090	282	119	401
Unallocated [5]		1,653	444	2,097

Total direct		$4,294	$1,809	$6,103

Assumed reinsurance		1,058	497	1,555
London market		558	370	928

Total as of June 30, 2008 [3]		$5,910	$2,676	$8,586

[1]	An account may move between categories from one evaluation to the next. Reclassifications were made as a result of the reserve evaluation completed in the second quarter of 2008.

[2]	“All Time Paid” represents the total payments with respect to the indicated claim type that have already been made by the Company as of the indicated balance sheet date. “All Time Ultimate” represents the Company’s estimate, as of the indicated balance sheet date, of the total payments that are ultimately expected to be made to fully settle the indicated payment type. The amount is the sum of the amounts already paid (e.g., “All Time Paid”) and the estimated future payments (e.g., the amount shown in the column labeled “Total Reserves”).

[3]	Survival ratio is a commonly used industry ratio for comparing reserve levels between companies. While the method is commonly used, it is not a predictive technique. Survival ratios may vary over time for numerous reasons such as large payments due to the final resolution of certain asbestos liabilities, or reserve re-estimates. The survival ratio is computed by dividing the recorded reserves by the average of the past three years of payments. The ratio is the calculated number of years the recorded reserves would survive if future annual payments were equal to the average annual payments for the past three years. The 3-year gross survival ratio of 6.1 as of June 30, 2008 is computed based on total paid losses of $1,321 for the period from July 1, 2005 to June 30, 2008. As of June 30, 2008, the one year gross paid amount for total asbestos claims is $279, resulting in a one year gross survival ratio of 9.6.

[4]	Includes 25 open accounts at June 30, 2008. Included 26 open accounts at June 30, 2007.

[5]	Includes closed accounts (exclusive of Major Asbestos Defendants) and unallocated IBNR.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended June 30, 2008	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
Gross
Direct	$34	$74	$6	$—
Assumed — Domestic	19	—	2	—
London Market	3	—	1	—

Total	56	74	9	—
Ceded	(20)	(20)	(2)	—

Net	$36	$54	$7	$—

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Six Months Ended June 30, 2008	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$69	$76	$14	$—
Assumed — Domestic	34	—	5	—
London Market	6	—	2	—

Total	109	76	21	—
Ceded	(22)	(20)	(7)	—

Net	$87	$56	$14	$—

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three and six months ended June 30, 2008 includes $7 and $8, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three and six months ended June 30, 2008 includes $1 and $4, respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended June 30, 2008
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 4/1/08 - gross	$2,023	$3,513	$4,735	$6,901	$17,172	$4,978	$22,150
Reinsurance and other recoverables	65	181	414	2,255	2,915	911	3,826

Liabilities for unpaid losses and loss adjustment expenses at 4/1/08 - net	1,958	3,332	4,321	4,646	14,257	4,067	18,324
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	645	380	369	245	1,639	—	1,639
Current accident year catastrophes	97	35	33	6	171	—	171
Prior accident years	1	(2)	(22)	(16)	(39)	55	16

Total provision for unpaid losses and loss adjustment expenses	743	413	380	235	1,771	55	1,826

Payments	(672)	(317)	(341)	(157)	(1,487)	(115)	(1,602)

Liabilities for unpaid losses and loss adjustment expenses at 6/30/08 - net	2,029	3,428	4,360	4,724	14,541	4,007	18,548
Reinsurance and other recoverables	62	191	431	2,164	2,848	919	3,767

Liabilities for unpaid losses and loss adjustment expenses at 6/30/08 - gross	$2,091	$3,619	$4,791	$6,888	$17,389	$4,926	$22,315

Earned premiums	$980	$683	$559	$362	$2,584	$2	$2,586
Loss and loss expense paid ratio	68.6	46.2	61.2	43.8	57.6
Loss and loss expense incurred ratio	75.8	60.4	68.1	65.1	68.5
Prior accident year development (pts.)	—	(0.3)	(3.9)	(4.2)	(1.5)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Six Months Ended June 30, 2008
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/08 - gross	$2,042	$3,470	$4,687	$6,883	$17,082	$5,071	$22,153
Reinsurance and other recoverables	81	177	413	2,317	2,988	934	3,922

Liabilities for unpaid losses and loss adjustment expenses at 1/1/08 - net	1,961	3,293	4,274	4,566	14,094	4,137	18,231

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	1,280	750	741	493	3,264	—	3,264
Current accident year catastrophes	127	44	42	8	221	—	221
Prior accident years	(7)	(4)	(38)	(41)	(90)	70	(20)

Total provision for unpaid losses and loss adjustment expenses	1,400	790	745	460	3,395	70	3,465

Payments	(1,332)	(655)	(659)	(302)	(2,948)	(200)	(3,148)

Liabilities for unpaid losses and loss adjustment expenses at 6/30/08 - net	2,029	3,428	4,360	4,724	14,541	4,007	18,548
Reinsurance and other recoverables	62	191	431	2,164	2,848	919	3,767

Liabilities for unpaid losses and loss adjustment expenses at 6/30/08 - gross	$2,091	$3,619	$4,791	$6,888	$17,389	$4,926	$22,315

Earned premiums	$1,963	$1,370	$1,135	$729	$5,197	$3	$5,200
Loss and loss expense paid ratio	67.9	47.6	58.1	41.5	56.7
Loss and loss expense incurred ratio	71.3	57.6	65.7	63.1	65.3
Prior accident year development (pts.)	(0.4)	(0.3)	(3.3)	(5.6)	(1.7)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	June 30,	December 31,
	2008	2007
Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$297	$347
Unpaid Loss and Loss Adjustment Expenses	3,706	3,788

Subtotal Gross Reinsurance Recoverables	4,003	4,135

Less: Allowance for Uncollectible Reinsurance	(390)	(404)

Net Reinsurance Recoverables	$3,613	$3,731

Distribution of Gross Reinsurance Recoverables	As of December 31, 2007
	Amount	% of Total

Gross Reinsurance Recoverables	$4,135

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(635)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$3,500

Rated A- (Excellent) or better by A.M. Best [1]	$2,614	74.7%
Other Rated by A.M. Best	90	2.6%

Total Rated Companies	2,704	77.3%

Voluntary Pools	195	5.6%
Captives	231	6.6%
Other Not Rated Companies	370	10.5%

Total	$3,500	100.0%

[1]	Based on A.M. Best ratings as of December 31, 2007

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change

Earned premiums	$2,622	$2,628	$2,623	$2,614	$2,586	(1%)	(1%)	$5,245	$5,200	(1%)
Net investment income [1]	446	407	421	365	391	(12%)	7%	859	756	(12%)
Other revenues	124	126	128	120	125	1%	4%	242	245	1%
Net realized capital losses	(24)	(75)	(96)	(152)	(51)	(113%)	66%	(1)	(203)	NM

Total revenues	3,168	3,086	3,076	2,947	3,051	(4%)	4%	6,345	5,998	(5%)

Losses and loss adjustment expenses [2]	1,820	1,755	1,667	1,639	1,826	—	11%	3,495	3,465	(1%)
Amortization of deferred policy acquisition costs	528	525	523	523	521	(1%)	—	1,056	1,044	(1%)
Insurance operating costs and expenses [3]	177	166	222	153	189	7%	24%	328	342	4%
Other expenses	168	174	184	180	182	8%	1%	335	362	8%

Total benefits and expenses	2,693	2,620	2,596	2,495	2,718	1%	9%	5,214	5,213	—

Income before income taxes	475	466	480	452	333	(30%)	(26%)	1,131	785	(31%)

Income tax expense	131	113	131	126	84	(36%)	(33%)	326	210	(36%)

Net income	344	353	349	326	249	(28%)	(24%)	805	575	(29%)

Less: Net realized capital losses, after-tax, excluded from core earnings	(18)	(52)	(65)	(100)	(34)	(89%)	66%	(5)	(134)	NM

Core earnings	$362	$405	$414	$426	$283	(22%)	(34%)	$810	$709	(12%)

Total Property & Casualty effective tax rate — net income	27.6%	24.2%	27.4%	27.9%	25.1%	(2.5)	(2.8)	28.8%	26.7%	(2.1)
Total Property & Casualty effective tax rate — core earnings	27.9%	25.8%	28.7%	29.7%	26.4%	(1.5)	(3.3)	28.8%	28.4%	(0.4)

[1]	The decrease in net investment income for the three and six months ended June 30, 2008 was primarily driven by lower returns on limited partnerships and other alternative investments, largely due to lower returns on hedge funds and real estate partnerships.

[2]	The three months ended June 30, 2007 included prior accident year reserve development of $99, principally as a result of an adverse arbitration decision, and current accident year reserve strengthening of $10, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims. The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included current accident year reserve strengthening of $7, primarily related to liability claims under Small Commercial package business.

[3]	Included in policyholder dividends for the three months ended December 31, 2007 and June 30, 2008 were increases of $20 and $15, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Year	Sequential
	2007	2007	2007	2008	2008	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$27,182	$27,247	$27,205	$25,683	$25,234	(7%)	(2%)
Equity securities, available for sale, at fair value	947	1,071	1,208	1,162	1,327	40%	14%
Mortgage loans	655	685	671	682	747	14%	10%
Other investments	1,132	1,217	1,298	1,348	1,456	29%	8%
Short term investments	286	170	284	711	1,073	NM	51%

Total investments	30,202	30,390	30,666	29,586	29,837	(1%)	1%

Cash	190	183	241	232	241	27%	4%
Premiums receivable and agents’ balances	3,436	3,363	3,254	3,281	3,233	(6%)	(1%)
Reinsurance recoverables	3,966	3,928	3,731	3,611	3,613	(9%)	—
Deferred policy acquisition costs	1,212	1,223	1,228	1,233	1,246	3%	1%
Deferred income tax	686	633	662	947	1,013	48%	7%
Goodwill	149	149	149	149	149	—	—
Property and equipment, net	552	569	598	601	639	16%	6%
Other assets	1,403	1,462	1,312	1,318	1,194	(15%)	(9%)

Total assets	$41,796	$41,900	$41,841	$40,958	$41,165	(2%)	1%

Unpaid losses and loss adjustment expenses	$21,990	$22,197	$22,153	$22,150	$22,315	1%	1%
Unearned premiums	5,576	5,540	5,402	5,388	5,372	(4%)	—
Debt	—	—	13	11	—	—	(100%)
Other liabilities	4,870	4,883	4,855	4,589	4,647	(5%)	1%

Total liabilities	32,436	32,620	32,423	32,138	32,334	—	1%

Equity, x-AOCI, net of tax	9,323	9,214	9,428	9,372	9,536	2%	2%
AOCI, net of tax	37	66	(10)	(552)	(705)	NM	(28%)

Total stockholders’ equity	9,360	9,280	9,418	8,820	8,831	(6%)	—

Total liabilities and stockholders’ equity	$41,796	$41,900	$41,841	$40,958	$41,165	(2%)	1%

Hartford Fire NAIC RBC			606%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ADJUSTED STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Mar. 31, 2008	Dec. 31, 2007

Adjusted Statutory Capital and Surplus	$8,272	$8,509
GAAP Adjustments
Deferred policy acquisition costs	1,233	1,228
Deferred taxes	(383)	(304)
Benefit reserves	(97)	(100)
Unrealized losses on investments	(555)	(16)
Goodwill	149	149
Non-admitted assets	1,212	1,085
Other, net	(1,011)	(1,133)

GAAP Stockholders’ Equity	$8,820	$9,418

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
Net Investment Income (Loss)
Fixed maturities [1]

Taxable	$1,004	$1,048	$1,051	$992	$936	(7%)	(6%)	$2,006	$1,928	(4%)
Tax-exempt	137	137	141	142	141	3%	(1%)	270	283	5%

Total fixed maturities	1,141	1,185	1,192	1,134	1,077	(6%)	(5%)	2,276	2,211	(3%)
Equities
Available-for-sale	34	36	41	46	51	50%	11%	62	97	56%
Held for trading	1,234	(698)	(601)	(3,578)	1,153	(7%)	NM	1,444	(2,425)	NM

Total equities	1,268	(662)	(560)	(3,532)	1,204	(5%)	NM	1,506	(2,328)	NM
Mortgage loans	76	79	81	79	83	9%	5%	133	162	22%
Policy loans	34	32	33	33	34	—	3%	70	67	(4%)
Limited partnerships and other alternative investments [2]	107	42	40	(36)	25	(77%)	NM	173	(11)	NM
Other [3]	(30)	(51)	(53)	(44)	(12)	60%	73%	(57)	(56)	2%

Subtotal	2,596	625	733	(2,366)	2,411	(7%)	NM	4,101	45	(99%)
Less: Investment expense	26	25	27	19	28	8%	47%	48	47	(2%)

Total net investment income (loss)	$2,570	$600	$706	$(2,385)	$2,383	(7%)	NM	$4,053	$(2)	NM
Less: Securities held for trading	1,234	(698)	(601)	(3,578)	1,153	(7%)	NM	1,444	(2,425)	NM

Total net investment income excluding trading securities	$1,336	$1,298	$1,307	$1,193	$1,230	(8%)	3%	$2,609	$2,423	(7%)

Annualized investment yield, before-tax [4]	6.1%	5.8%	5.8%	5.2%	5.3%	(0.8)	(0.5)	6.0%	5.2%	(0.8)
Annualized investment yield, after-tax [4]	4.2%	4.0%	4.0%	3.6%	3.6%	(0.6)	(0.4)	4.2%	3.6%	(0.6)

Net Realized Capital Gains (Losses)
Gross gains on sale	$74	$56	$120	$95	$73	(1%)	(23%)	$198	$168	(15%)
Gross losses on sale	(88)	(81)	(56)	(211)	(59)	33%	72%	(154)	(270)	(75%)
Impairments
Credit related [5]	(10)	(42)	(240)	(268)	(79)	NM	71%	(22)	(347)	NM
Other [6]	(30)	(68)	(78)	(36)	(85)	(183%)	(136%)	(33)	(121)	NM

Total impairments	(40)	(110)	(318)	(304)	(164)	NM	46%	(55)	(468)	NM
Japanese fixed annuity contract hedges, net [7]	(17)	15	15	(14)	(9)	47%	36%	(12)	(23)	(92%)
Periodic net coupon settlements on credit derivatives/Japan [8]	(10)	(4)	(2)	(5)	(10)	—	(100%)	(19)	(15)	21%
SFAS 157 transition impact [9]	—	—	—	(650)	—	—	100%	—	(650)	—
GMWB derivatives, net [10]	(133)	(141)	(34)	(110)	(13)	90%	88%	(111)	(123)	(11%)
Other net gain (loss) [11]	(34)	(98)	(154)	(172)	(100)	(194%)	42%	(49)	(272)	NM

Total net realized capital gains (losses)	$(248)	$(363)	$(429)	$(1,371)	$(282)	(14%)	79%	$(202)	$(1,653)	NM

[1]	Includes income on short-term bonds.

[2]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[5]	Relates to impairments for which the Company has current concerns regarding the issuer’s ability to pay future interest and principal amounts based upon the security’s contractual terms or the depression in security value is primarily related to significant issuer specific or sector credit spread widening.

[6]	Primarily relates to impairments of securities that had declined in value primarily due to changes in interest rate or general or modest spread widening and for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow recovery to cost or amortized cost.

[7]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[8]	Included in core earnings.

[9]	Includes SFAS 157 implementation losses of $616, $10 and $24 related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[10]	The net losses on GMWB rider embedded derivatives for the three months ended March 31, 2008 were primarily due to unfavorable mortality assumptions updates. The net losses for 2007 were primarily the result of liability model assumption updates and model refinements. Liability model assumption updates were made during the second and third quarters to reflect newly reliable market inputs for volatility.

[11]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
Net Investment Income (Loss)
Fixed maturities [1]

Taxable	$731	$762	$769	$723	$679	(7%)	(6%)	$1,458	$1,402	(4%)
Tax-exempt	31	32	32	32	32	3%	—	61	64	5%

Total fixed maturities	762	794	801	755	711	(7%)	(6%)	1,519	1,466	(3%)
Equities
Available-for-sale	22	23	23	25	31	41%	24%	40	56	40%
Held for trading	1,234	(698)	(601)	(3,578)	1,153	(7%)	NM	1,444	(2,425)	NM

Total equities	1,256	(675)	(578)	(3,553)	1,184	(6%)	NM	1,484	(2,369)	NM
Mortgage loans	66	68	71	69	74	12%	7%	116	143	23%
Policy loans	34	32	33	33	34	—	3%	70	67	(4%)
Limited partnerships and other alternative investments [2]	46	23	14	(17)	9	(80%)	NM	78	(8)	NM
Other [3]	(27)	(39)	(43)	(32)	(9)	67%	72%	(51)	(41)	20%

Subtotal	2,137	203	298	(2,745)	2,003	(6%)	NM	3,216	(742)	NM
Less: Investment expense	19	18	21	14	21	11%	50%	36	35	(3%)

Total net investment income (loss)	$2,118	$185	$277	$(2,759)	$1,982	(6%)	NM	$3,180	$(777)	NM
Less: Securities held for trading	1,234	(698)	(601)	(3,578)	1,153	(7%)	NM	1,444	(2,425)	NM

Total net investment income excluding trading securities	$884	$883	$878	$819	$829	(6%)	1%	$1,736	$1,648	(5%)

Annualized investment yield, before-tax [4]	6.1%	6.0%	5.8%	5.3%	5.3%	(0.8)	—	6.0%	5.3%	(0.7)
Annualized investment yield, after-tax [4]	4.0%	4.0%	3.9%	3.5%	3.6%	(0.5)	—	4.0%	3.5%	(0.5)

Net Realized Capital Gains (Losses)
Gross gains on sale	$36	$25	$80	$43	$41	14%	(5%)	$108	$84	(22%)
Gross losses on sale	(52)	(45)	(31)	(110)	(45)	13%	59%	(92)	(155)	(68%)
Impairments
Credit related [5]	—	(31)	(198)	(211)	(64)	—	70%	(12)	(275)	NM
Other [6]	(20)	(44)	(51)	(20)	(60)	NM	NM	(22)	(80)	NM

Total impairments	(20)	(75)	(249)	(231)	(124)	NM	46%	(34)	(355)	NM
Japanese fixed annuity contract hedges, net [7]	(17)	15	15	(14)	(9)	47%	36%	(12)	(23)	(92%)
Periodic net coupon settlements on credit derivatives/Japan [8]	(13)	(9)	(6)	(7)	(11)	15%	(57%)	(25)	(18)	28%
SFAS 157 transition impact [9]	—	—	—	(650)	—	—	100%	—	(650)	—
GMWB derivatives, net [10]	(133)	(141)	(34)	(110)	(13)	90%	88%	(111)	(123)	(11%)
Other net gain (loss) [11]	(22)	(58)	(108)	(141)	(67)	NM	52%	(32)	(208)	NM

Total net realized capital gains (losses)	$(221)	$(288)	$(333)	$(1,220)	$(228)	(3%)	81%	$(198)	$(1,448)	NM

[1]	Includes income on short-term bonds.

[2]	Includes real estate joint ventures.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[5]	Relates to impairments for which the Company has current concerns regarding the issuer’s ability to pay future interest and principal amounts based upon the security’s contractual terms or the depression in security value is primarily related to significant issuer specific or sector credit spread widening.

[6]	Primarily relates to impairments of securities that had declined in value primarily due to changes in interest rate or general or modest spread widening and for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow recovery to cost or amortized cost.

[7]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[8]	Included in core earnings.

[9]	Includes SFAS 157 implementation losses of $616, $10 and $24 related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[10]	The net losses on GMWB rider embedded derivatives for the three months ended March 31, 2008 were primarily due to unfavorable mortality assumptions updates. The net losses for 2007 were primarily the result of liability model assumption updates and model refinements. Liability model assumption updates were made during the second and third quarters to reflect newly reliable market inputs for volatility.

[11]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change
Net Investment Income (Loss)
Fixed maturities [1]

Taxable	$267	$278	$276	$261	$248	(7%)	(5%)	$534	$509	(5%)
Tax-exempt	106	105	109	110	109	3%	(1%)	209	219	5%

Total fixed maturities	373	383	385	371	357	(4%)	(4%)	743	728	(2%)
Equities — available-for-sale	12	12	16	20	19	58%	(5%)	22	39	77%
Mortgage loans	10	11	10	10	9	(10%)	(10%)	17	19	12%
Limited partnerships and other alternative investments [2]	61	19	26	(19)	16	(74%)	NM	95	(3)	NM
Other [3]	(3)	(11)	(10)	(12)	(3)	—	75%	(6)	(15)	(150%)

Subtotal	453	414	427	370	398	(12%)	8%	871	768	(12%)
Less: Investment expense	7	7	6	5	7	—	40%	12	12	—

Total net investment income (loss)	$446	$407	$421	$365	$391	(12%)	7%	$859	$756	(12%)

Annualized investment yield, before-tax [4]	6.3%	5.6%	5.8%	5.0%	5.3%	(1.0)	0.3	6.1%	5.1%	(1.0)
Annualized investment yield, after-tax [4]	4.7%	4.1%	4.3%	3.7%	3.9%	(0.8)	0.2	4.5%	3.8%	(0.7)

Net Realized Capital Gains (Losses)
Gross gains on sale	$38	$31	$38	$52	$31	(18%)	(40%)	$90	$83	(8%)
Gross losses on sale	(36)	(36)	(23)	(100)	(13)	64%	87%	(62)	(113)	(82%)
Impairments
Credit related [5]	(10)	(11)	(42)	(57)	(15)	(50%)	74%	(10)	(72)	NM
Other [6]	(10)	(24)	(27)	(16)	(25)	(150%)	(56%)	(11)	(41)	NM

Total impairments	(20)	(35)	(69)	(73)	(40)	(100%)	45%	(21)	(113)	NM
Periodic net coupon settlements on credit derivatives [7]	3	5	4	2	1	(67%)	(50%)	6	3	(50%)
Other net gain (loss) [8]	(9)	(40)	(46)	(33)	(30)	NM	9%	(14)	(63)	NM

Total net realized capital gains (losses)	$(24)	$(75)	$(96)	$(152)	$(51)	(113%)	66%	$(1)	$(203)	NM

[1]	Includes income on short-term bonds.

[2]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding collateral received associated with the securities lending program.

[5]	Relates to impairments for which the Company has current concerns regarding the issuer’s ability to pay future interest and principal amounts based upon the security’s contractual terms or the depression in security value is primarily related to significant issuer specific or sector credit spread widening.

[6]	Primarily relates to impairments of securities that had declined in value primarily due to changes in interest rate or general or modest spread widening and for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow recovery to cost or amortized cost.

[7]	Included in core earnings.

[8]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2007	2007	2007	2008	2008	Change	Change	2007	2008	Change

Net Investment Income
Fixed maturities [1]
Taxable	$6	$8	$6	$8	$9	50%	13%	$14	$17	21%

Total fixed maturities	6	8	6	8	9	50%	13%	14	17	21%

Equities — available-for-sale	—	1	2	1	1	—	—	—	2	—
Other	—	(1)	—	—	—	—	—	—	—	—

Total net investment income	$6	$8	$8	$9	$10	67%	11%	14	$19	36%

Net Realized Capital Gains (Losses)

Gross gains on sale	—	—	2	—	1	—	—	—	1	—
Gross losses on sale	—	—	(2)	(1)	(1)	—	—	—	(2)	—
Other net gain (loss) [2]	(3)	—	—	2	(3)	—	NM	(3)	(1)	67%

Total net realized capital gains (losses)	$(3)	$—	$—	$1	$(3)	—	NM	$(3)	$(2)	33%

[1]	Includes income on short-term bonds.

[2]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX/DAC
THREE MONTHS ENDED JUNE 30, 2008 AND 2007

	Life			P&C			Corporate			Consolidated
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change

Gains/losses on sales, net	(10)	4	NM	1	12	NM	—	—	—	(9)	16	NM
Impairments
Credit related [1]	2	(32)	NM	(6)	(10)	(67%)	—	—	—	(4)	(42)	NM
Other [2]	(17)	(30)	(76%)	(7)	(16)	(129%)	—	—	—	(24)	(46)	(92%)

Total impairments	(15)	(62)	NM	(13)	(26)	(100%)	—	—	—	(28)	(88)	NM
Japanese fixed annuity contract hedges, net [3]	(11)	(6)	45%	—	—	—	—	—	—	(11)	(6)	45%
Periodic net coupon settlements on credit derivatives/Japan [4]	(8)	(7)	13%	2	1	(50%)	—	—	—	(6)	(6)	—
GMWB derivatives, net [5]	(65)	(6)	91%	—	—	—	—	—	—	(65)	(6)	91%
Other net gain (loss) [6]	(21)	(43)	(105%)	(6)	(20)	NM	(2)	(3)	(50%)	(29)	(66)	(128%)

Total net realized capital gains (losses)	$(130)	$(120)	8%	$(16)	$(33)	(106%)	$(2)	$(3)	(50%)	$(148)	$(156)	(5%)

[1]	Relates to impairments for which the Company has current concerns regarding the issuer’s ability to pay future interest and principal amounts based upon the security’s contractual terms or the depression in security value is primarily related to significant issuer specific or sector credit spread widening.

[2]	Primarily relates to impairments of securities that had declined in value primarily due to changes in interest rate or general or modest spread widening and for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow recovery to cost or amortized cost.

[3]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[4]	Included in core earnings.

[5]	The net losses for 2007 were primarily the result of liability model assumption updates and model refinements. Liability model assumption updates were made to reflect newly reliable market inputs for volatility.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX/DAC
SIX MONTHS ENDED JUNE 30, 2008 AND 2007

	Life			P&C			Corporate			Consolidated
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change

Gains/losses on sales, net	10	(40)	NM	18	(20)	NM	—	(1)	—	28	(61)	NM
Impairments
Credit related [1]	(5)	(165)	NM	(7)	(47)	NM	—	—	—	(12)	(212)	NM
Other [2]	(18)	(41)	(128%)	(7)	(26)	NM	—	—	—	(25)	(67)	(168%)

Total impairments	(23)	(206)	NM	(14)	(73)	NM	—	—	—	(37)	(279)	NM
Japanese fixed annuity contract hedges, net [3]	(8)	(15)	(88%)	—	—	—	—	—	—	(8)	(15)	(88%)
Periodic net coupon settlements on credit derivatives/Japan [4]	(16)	(12)	25%	4	2	(50%)	—	—	—	(12)	(10)	17%
SFAS 157 transition impact [5]	—	(220)	—	—	—	—	—	—	—	—	(220)	—
GMWB derivatives, net [6]	(54)	(47)	13%	—	—	—	—	—	—	(54)	(47)	13%
Other net gain (loss) [7]	(24)	(130)	NM	(9)	(41)	NM	(2)	(1)	50%	(35)	(172)	NM

Total net realized capital gains (losses)	$(115)	$(670)	NM	$(1)	$(132)	NM	$(2)	$(2)	—	$(118)	$(804)	NM

[1]	Relates to impairments for which the Company has current concerns regarding the issuer’s ability to pay future interest and principal amounts based upon the security’s contractual terms or the depression in security value is primarily related to significant issuer specific or sector credit spread widening.

[2]	Primarily relates to impairments of securities that had declined in value primarily due to changes in interest rate or general or modest spread widening and for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow recovery to cost or amortized cost.

[3]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[4]	Included in core earnings.

[5]	Includes SFAS 157 implementation losses related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[6]	The net losses on GMWB rider embedded derivatives for 2008 were primarily due to unfavorable mortality assumptions updates. The net losses for 2007 were primarily the result of liability model assumption updates and model refinements. Liability model assumption updates were made to reflect newly reliable market inputs for volatility.

[7]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	June 30,		September 30,		December 31,		March 31,		June 30,
	2007		2007		2007		2008		2008
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$80,046	63.9%	$80,960	62.7%	$80,055	61.1%	$76,611	58.3%	$75,068	57.1%
Equity securities, at fair value Available-for-sale [2]	2,390	1.9%	2,449	1.9%	2,595	2.0%	2,463	1.9%	2,619	2.0%
Held for trading [3]	31,843	25.4%	34,901	27.0%	36,182	27.6%	37,406	28.5%	36,853	28.0%

Total equity securities, at fair value	34,233	27.3%	37,350	28.9%	38,777	29.6%	39,869	30.3%	39,472	30.0%
Policy loans, at outstanding balance	2,052	1.6%	2,050	1.6%	2,061	1.5%	2,118	1.6%	2,146	1.6%
Mortgage loans, at cost	4,891	3.9%	5,236	4.0%	5,410	4.1%	5,503	4.2%	5,882	4.5%
Limited partnerships and other alternative investments [4]	2,144	1.7%	2,317	1.8%	2,566	2.0%	2,619	2.0%	2,805	2.1%
Short-term [5]	1,590	1.3%	858	0.7%	1,602	1.2%	3,568	2.7%	5,127	3.9%
Other investments [6]	321	0.3%	363	0.3%	615	0.5%	1,187	0.9%	993	0.8%

Total investments	$125,277	100.0%	$129,134	100.0%	$131,086	100.0%	$131,475	100.0%	$131,493	100.0%
Less: Equity securities held for trading	31,843	25.4%	34,901	27.0%	36,182	27.6%	37,406	28.5%	36,853	28.0%

Total investments excluding trading securities	$93,434	74.6%	$94,233	73.0%	$94,904	72.4%	$94,069	71.5%	$94,640	72.0%

HIMCO managed third party accounts	$8,343		$8,430		$10,872		$9,705		$9,216

Asset-backed securities (“ABS”)	$9,411	11.8%	$9,294	11.5%	$8,915	11.1%	$8,374	10.9%	$8,232	11.0%
Commercial mortgage-backed securities (“CMBS”)	17,899	22.4%	18,133	22.4%	17,031	21.3%	15,056	19.6%	14,028	18.7%
Collateralized mortgage obligation (“CMO”)	1,514	1.9%	1,778	2.2%	1,745	2.2%	1,534	2.0%	1,326	1.8%
Corporate	33,405	41.7%	34,153	42.2%	34,198	42.7%	34,027	44.4%	34,331	45.6%
Government/Government agencies — Foreign	1,013	1.3%	1,039	1.3%	1,053	1.3%	1,048	1.4%	979	1.3%
Government/Government agencies — U.S.	1,153	1.4%	950	1.2%	855	1.1%	1,350	1.8%	1,383	1.8%
Mortgage-backed securities (“MBS”) — agency	3,073	3.8%	2,776	3.4%	2,763	3.5%	2,290	3.0%	2,372	3.2%
Municipal — taxable	1,310	1.6%	1,302	1.6%	1,386	1.7%	1,374	1.8%	1,017	1.4%
Municipal — tax-exempt	11,259	14.1%	11,528	14.2%	12,103	15.1%	11,558	15.1%	11,400	15.2%
Redeemable preferred stock	9	—	7	—	6	—	—	—	—	—

Total fixed maturities [1]	$80,046	100.0%	$80,960	100.0%	$80,055	100.0%	$76,611	100.0%	$75,068	100.0%

AAA	$27,177	34.0%	$28,781	35.6%	$28,318	35.4%	$24,418	31.9%	$19,238	25.6%
AA	11,124	13.9%	11,266	13.9%	10,999	13.7%	10,932	14.3%	13,717	18.3%
A	16,507	20.6%	16,498	20.4%	17,030	21.3%	17,325	22.6%	18,344	24.4%
BBB	15,684	19.6%	15,501	19.1%	14,974	18.7%	15,319	20.0%	14,909	19.9%
U.S. Government/Government agencies	6,174	7.7%	5,383	6.6%	5,229	6.5%	5,071	6.6%	5,005	6.7%
BB & below	3,380	4.2%	3,531	4.4%	3,505	4.4%	3,546	4.6%	3,855	5.1%

Total fixed maturities [1]	$80,046	100.0%	$80,960	100.0%	$80,055	100.0%	$76,611	100.0%	$75,068	100.0%

[1]	Includes $40, $425, $308, $313, and $151 in Corporate at June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, and June 30, 2008, respectively, of which $30, $395, $303, $208 and $126 respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $56, $71, $103, $99, and $98 in Corporate at June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, and June 30, 2008, respectively.

[3]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[4]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[5]	Includes $346, $59, $160 $1,050, and $1,298 in Corporate at June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, and June 30, 2008, respectively, of which $319, $52, $154, $1,046, and $1,261 respectively, were investments held by The Hartford Financial Services Group, Inc.

[6]	Primarily relates to derivative instruments. Additionally, includes $43, $38, $43, $43, and $41 in Corporate at June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, and June 30, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	June 30,		September 30,		December 31,		March 31,		June 30,
	2007		2007		2007		2008		2008
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$52,824	55.8%	$53,288	54.3%	$52,542	52.6%	$50,615	50.4%	$49,683	49.7%
Equity securities, at fair value Available-for-sale	1,387	1.4%	1,307	1.3%	1,284	1.3%	1,202	1.2%	1,194	1.2%
Held for trading [1]	31,843	33.7%	34,901	35.6%	36,182	36.3%	37,406	37.3%	36,853	36.8%

Total equity securities, at fair value	33,230	35.1%	36,208	36.9%	37,466	37.6%	38,608	38.5%	38,047	38.0%
Policy loans, at outstanding balance	2,052	2.2%	2,050	2.1%	2,061	2.1%	2,118	2.1%	2,146	2.1%
Mortgage loans, at cost	4,236	4.5%	4,551	4.6%	4,739	4.7%	4,821	4.8%	5,135	5.1%
Limited partnerships and other alternative investments [2]	1,050	1.1%	1,138	1.2%	1,306	1.3%	1,329	1.3%	1,407	1.4%
Short-term	958	1.0%	629	0.6%	1,158	1.2%	1,807	1.8%	2,756	2.8%
Other investments [3]	240	0.3%	287	0.3%	534	0.5%	1,086	1.1%	894	0.9%

Total investments	$94,590	100.0%	$98,151	100.0%	$99,806	100.0%	$100,384	100.0%	$100,068	100.0%
Less: Equity securities held for trading	31,843	33.7%	34,901	35.6%	36,182	36.3%	37,406	37.3%	36,853	36.8%

Total investments excluding trading securities	$62,747	66.3%	$63,250	64.4%	$63,624	63.7%	$62,978	62.7%	$63,215	63.2%

ABS	$7,895	14.9%	$7,877	14.8%	$7,556	14.4%	$6,948	13.7%	$6,961	14.0%
CMBS	12,558	23.8%	12,815	24.1%	12,056	22.9%	10,679	21.1%	10,006	20.1%
CMO	1,147	2.2%	1,401	2.6%	1,366	2.6%	1,215	2.4%	1,014	2.0%
Corporate	23,958	45.4%	24,295	45.6%	24,583	46.8%	24,739	48.9%	25,090	50.5%
Government/Government agencies — Foreign	547	1.0%	577	1.1%	571	1.1%	563	1.1%	537	1.1%
Government/Government agencies — U.S.	944	1.8%	733	1.4%	616	1.2%	994	2.0%	1,048	2.1%
MBS — agency	2,133	4.0%	1,869	3.5%	1,913	3.6%	1,738	3.4%	1,633	3.3%
Municipal — taxable	1,115	2.1%	1,141	2.1%	1,244	2.4%	1,219	2.4%	883	1.8%
Municipal — tax-exempt	2,522	4.8%	2,577	4.8%	2,634	5.0%	2,520	5.0%	2,511	5.1%
Redeemable preferred stock	5	—	3	—	3	—	—	—	—	—

Total fixed maturities	$52,824	100.0%	$53,288	100.0%	$52,542	100.0%	$50,615	100.0%	$49,683	100.0%

AAA	$15,901	30.1%	$17,058	32.0%	$16,638	31.6%	$14,630	28.9%	$12,386	24.9%
AA	6,997	13.2%	7,081	13.3%	6,914	13.2%	6,404	12.7%	7,479	15.1%
A	11,921	22.6%	12,042	22.6%	12,335	23.5%	12,363	24.4%	12,926	26.0%
BBB	11,710	22.2%	11,432	21.5%	11,070	21.1%	11,413	22.5%	11,014	22.2%
U.S. Government/Government agencies	4,418	8.4%	3,791	7.1%	3,668	7.0%	3,755	7.4%	3,533	7.1%
BB & below	1,877	3.5%	1,884	3.5%	1,917	3.6%	2,050	4.1%	2,345	4.7%

Total fixed maturities	$52,824	100.0%	$53,288	100.0%	$52,542	100.0%	$50,615	100.0%	$49,683	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes real estate joint ventures.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	June 30,		September 30,		December 31,		March 31,		June 30,
	2007		2007		2007		2008		2008
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$27,182	90.0%	$27,247	89.6%	$27,205	88.8%	$25,683	86.8%	$25,234	84.6%
Equity securities, available-for-sale, at fair value	947	3.1%	1,071	3.5%	1,208	3.9%	1,162	3.9%	1,327	4.4%
Mortgage loans, at cost	655	2.2%	685	2.3%	671	2.2%	682	2.3%	747	2.5%
Limited partnerships and other alternative investments [1]	1,094	3.6%	1,179	3.9%	1,260	4.1%	1,290	4.4%	1,398	4.7%
Short-term	286	1.0%	170	0.6%	284	0.9%	711	2.4%	1,073	3.6%
Other investments	38	0.1%	38	0.1%	38	0.1%	58	0.2%	58	0.2%

Total investments	$30,202	100.0%	$30,390	100.0%	$30,666	100.0%	$29,586	100.0%	$29,837	100.0%

ABS	$1,516	5.6%	$1,417	5.2%	$1,359	5.0%	$1,426	5.6%	$1,271	5.0%
CMBS	5,341	19.6%	5,318	19.5%	4,975	18.3%	4,377	17.0%	4,022	16.0%
CMO	367	1.4%	377	1.4%	379	1.4%	319	1.2%	312	1.3%
Corporate	9,407	34.6%	9,433	34.6%	9,307	34.2%	8,975	34.9%	9,090	36.0%
Government/Government agencies — Foreign	466	1.7%	462	1.7%	482	1.8%	485	1.9%	442	1.8%
Government/Government agencies — U.S.	209	0.8%	217	0.8%	239	0.9%	356	1.4%	335	1.3%
MBS — agency	940	3.5%	907	3.3%	850	3.1%	552	2.2%	739	2.9%
Municipal — taxable	195	0.7%	161	0.6%	142	0.5%	155	0.6%	134	0.5%
Municipal — tax-exempt	8,737	32.1%	8,951	32.9%	9,469	34.8%	9,038	35.2%	8,889	35.2%
Redeemable preferred stock	4	—	4	—	3	—	—	—	—	—

Total fixed maturities	$27,182	100.0%	$27,247	100.0%	$27,205	100.0%	$25,683	100.0%	$25,234	100.0%

AAA	$11,273	41.5%	$11,696	42.9%	$11,660	42.9%	$9,767	38.0%	$6,844	27.2%
AA	4,106	15.1%	3,961	14.6%	3,915	14.4%	4,354	17.1%	6,144	24.3%
A	4,572	16.8%	4,318	15.8%	4,586	16.9%	4,865	18.9%	5,374	21.3%
BBB	3,972	14.6%	4,058	14.9%	3,895	14.3%	3,885	15.1%	3,890	15.4%
U.S. Government/Government agencies	1,756	6.5%	1,592	5.8%	1,561	5.7%	1,316	5.1%	1,472	5.8%
BB & below	1,503	5.5%	1,622	6.0%	1,588	5.8%	1,496	5.8%	1,510	6.0%

Total fixed maturities	$27,182	100.0%	$27,247	100.0%	$27,205	100.0%	$25,683	100.0%	$25,234	100.0%

[1]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	June 30, 2008			March 31, 2008			December 31, 2007
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$17,888	$17,259	$(629)	$15,755	$14,968	$(787)	$10,879	$10,445	$(434)
Greater than three months to six months	7,755	7,175	(580)	4,434	3,816	(618)	11,857	10,954	(903)
Greater than six months to nine months	4,043	3,464	(579)	10,479	8,735	(1,744)	10,086	9,354	(732)
Greater than nine months to twelve months	9,863	8,188	(1,675)	8,466	7,158	(1,308)	2,756	2,545	(211)
Greater than twelve months	16,897	14,480	(2,417)	9,433	8,378	(1,055)	10,563	10,071	(492)

Total	$56,446	$50,566	$(5,880)	$48,567	$43,055	$(5,512)	$46,141	$43,369	$(2,772)

BIG [4] and Equity AFS [3] Securities

Three months or less	$1,974	$1,810	$(164)	$1,742	$1,550	$(192)	$1,487	$1,386	$(101)
Greater than three months to six months	634	528	(106)	902	767	(135)	1,181	1,026	(155)
Greater than six months to nine months	686	579	(107)	914	701	(213)	687	613	(74)
Greater than nine months to twelve months	936	677	(259)	582	476	(106)	188	173	(15)
Greater than twelve months	884	707	(177)	408	352	(56)	386	349	(37)

Total	$5,114	$4,301	$(813)	$4,548	$3,846	$(702)	$3,929	$3,547	$(382)

[1]	As of June 30, 2008, fixed maturities represented $5,412, or 92%, of the Company’s total unrealized loss of available-for-sale securities. The Company held no securities of a single issuer that were at an unrealized loss position in excess of 5% of the total unrealized loss amount as of June 30, 2008 and December 31, 2007. For a detailed discussion of the other than temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2007 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	June 30, 2008			March 31, 2008			December 31, 2007
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$11,596	$11,175	$(421)	$8,949	$8,465	$(484)	$7,532	$7,216	$(316)
Greater than three months to six months	4,299	3,913	(386)	3,080	2,629	(451)	8,807	8,126	(681)
Greater than six months to nine months	2,891	2,460	(431)	7,809	6,453	(1,356)	6,179	5,678	(501)
Greater than nine months to twelve months	7,362	6,066	(1,296)	5,287	4,409	(878)	2,100	1,936	(164)
Greater than twelve months	10,871	9,220	(1,651)	6,293	5,540	(753)	6,782	6,459	(323)

Total	$37,019	$32,834	$(4,185)	$31,418	$27,496	$(3,922)	$31,400	$29,415	$(1,985)

BIG and Equity AFS Securities

Three months or less	$857	$787	$(70)	$856	$771	$(85)	$813	$752	$(61)
Greater than three months to six months	358	301	(57)	494	409	(85)	610	545	(65)
Greater than six months to nine months	377	312	(65)	481	367	(114)	401	355	(46)
Greater than nine months to twelve months	530	376	(154)	334	270	(64)	151	139	(12)
Greater than twelve months	497	385	(112)	268	221	(47)	218	192	(26)

Total	$2,619	$2,161	$(458)	$2,433	$2,038	$(395)	$2,193	$1,983	$(210)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	June 30, 2008			March 31, 2008			December 31, 2007
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss	Cost	Value	Loss

Total AFS Securities

Three months or less	$6,255	$6,048	$(207)	$6,724	$6,424	$(300)	$3,205	$3,090	$(115)
Greater than three months to six months	3,436	3,243	(193)	1,254	1,090	(164)	2,938	2,718	(220)
Greater than six months to nine months	1,112	966	(146)	2,589	2,203	(386)	3,882	3,652	(230)
Greater than nine months to twelve months	2,469	2,091	(378)	3,154	2,725	(429)	648	601	(47)
Greater than twelve months	6,014	5,249	(765)	3,130	2,828	(302)	3,779	3,610	(169)

Total	$19,286	$17,597	$(1,689)	$16,851	$15,270	$(1,581)	$14,452	$13,671	$(781)

BIG and Equity AFS Securities

Three months or less	$1,104	$1,011	$(93)	$871	$766	$(105)	$659	$621	$(38)
Greater than three months to six months	269	222	(47)	401	353	(48)	570	480	(90)
Greater than six months to nine months	305	264	(41)	432	333	(99)	284	256	(28)
Greater than nine months to twelve months	405	300	(105)	247	205	(42)	37	34	(3)
Greater than twelve months	385	320	(65)	140	131	(9)	168	157	(11)

Total	$2,468	$2,117	$(351)	$2,091	$1,788	$(303)	$1,718	$1,548	$(170)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF JUNE 30, 2008

	LIFE			P&C			CONSOLIDATED [1]
		Percent of			Percent of			Percent of
TOP TEN CORPORATE		Total			Total			Total
FIXED MATURITY	Fair	Invested		Fair	Invested		Fair	Invested
EXPOSURES BY SECTOR	Value	Assets [1]		Value	Assets [1]		Value	Assets [1]

Basic industry	$1,924	3.0%	Basic industry	$791	2.7%	Basic industry	$2,718	2.9%
Capital goods	1,669	2.6%	Capital goods	597	2.0%	Capital goods	2,268	2.4%
Consumer cyclical	2,138	3.4%	Consumer cyclical	740	2.5%	Consumer cyclical	2,885	3.0%
Consumer non cyclical	2,507	4.0%	Consumer non cyclical	834	2.8%	Consumer non cyclical	3,345	3.5%
Energy	1,390	2.2%	Energy	361	1.2%	Energy	1,752	1.9%
Financial services	7,851	12.4%	Financial services	2,955	9.9%	Financial services	10,935	11.6%
Technology and communications	2,956	4.7%	Technology and communications	1,166	3.9%	Technology and communications	4,126	4.4%
Transportation	422	0.7%	Transportation	82	0.3%	Transportation	504	0.5%
Utilities	3,485	5.5%	Utilities	1,356	4.5%	Utilities	4,842	5.1%
Other	748	1.2%	Other	208	0.7%	Other	956	1.0%

Total	$25,090	39.7%	Total	$9,090	30.5%	Total	$34,331	36.3%

TOP TEN EXPOSURES BY ISSUER [2]

Bank of America Corp.	$329	0.5%	State of California	$292	1.0%	JPMorgan Chase & Co.	$472	0.5%
JPMorgan Chase & Co.	295	0.5%	State of Georgia	220	0.7%	State of California	455	0.5%
General Electric Co.	281	0.5%	New York, NY	215	0.7%	Bank of America Corp.	449	0.5%
Wachovia Corporation	272	0.4%	State of Massachusetts	178	0.6%	Goldman EOP [3]	411	0.4%
Credit Suisse Group AG	270	0.4%	JPMorgan Chase & Co.	172	0.6%	Stedman Loan Fund II Ltd.	392	0.4%
Stedman Loan Fund II Ltd.	261	0.4%	Insurance Services Office, Inc.	163	0.6%	General Electric Co.	388	0.4%
Citigroup Inc.	253	0.4%	Chicago, IL Wastewater Transmission	163	0.6%	Wachovia Corporation	361	0.4%
Citigroup/Deutsche Bank Comm. Mrtg. [3]	225	0.4%	Metropolitan Transit Auth. NY	156	0.5%	Citigroup Inc.	360	0.4%
Parcs Ltd.	212	0.3%	State of Illinois	144	0.5%	Parcs-r [3]	319	0.3%
Royal Bank of Scotland Group PLC	205	0.3%	State of Louisiana	141	0.4%	Goldman Sachs Group Inc.	311	0.3%

Total	$2,603	4.1%	Total	$1,844	6.2%	Total	$3,918	4.1%

[1]	Excludes securities held for trading. Includes investments held in Corporate.

[2]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions, and securities classified as trading securities.

[3]	Includes multiple investment grade tranches.